Exhibit 3.1
CERTIFICATE OF INCORPORATION
OF
QLIK TECHNOLOGIES INC.
ARTICLE I
     The name of the corporation is Qlik Technologies Inc. (the “Corporation”).
ARTICLE II
     The address of the registered office of the Corporation in Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801; and the name of the registered agent at such address is The Corporation Trust Company.
ARTICLE III
     The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.
ARTICLE IV
     A. Classes of Stock. The Corporation shall be authorized to issue two classes of capital stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of capital stock that the Corporation shall be authorized to issue is 85,000,000 shares, each with a par value of $.0001 per share. 58,304,775 shares shall be Common Stock, and 26,695,225 shares shall be Preferred Stock.
     B. Preferred Stock. The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series. The first series of Preferred Stock shall be designated Series AA Convertible Preferred Stock (the “Series AA Preferred Stock”) and shall consist of 26,695,225 shares. A statement of the powers, preferences, rights, qualifications, limitations and restrictions granted to and imposed on the Series AA Preferred Stock are as follows:
     1. Dividends.
     (a) The holders of shares of Series AA Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of the Common Stock of the Corporation) on the Common Stock of the Corporation, at the applicable Dividend Rate (as defined below), payable when, as and if declared by the Board of Directors of the Corporation (the “Board of Directors”). Such dividends shall not be cumulative. For purposes of this subsection 1(a), “Dividend Rate” shall mean $0.0504 per annum for each share of Series AA

Preferred Stock (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like).
     (b) After payment of such dividends, subject to the provisions of Section 1(a) of Article IV.C. below, any additional dividends or distributions shall be distributed among the holders of Common Stock and Series AA Preferred Stock in proportion to the number of shares of Series A Common Stock that would be held by each such holder if all shares of Series AA Preferred Stock were converted to Series A Common Stock at the then effective Conversion Rate (defined in subsection 4(a) and if all shares of Series B Common Stock were converted into Series A Common Stock).
     2. Liquidation Preference.
     (a) In the event of any Liquidation Event (as defined below), either voluntary or involuntary, the holders of shares of Series AA Preferred Stock shall be entitled to receive, prior and in preference to any distribution of the proceeds of such Liquidation Event (the “Proceeds”) to the holders of shares of Common Stock by reason of their ownership thereof, an amount per share equal to the sum of the Original Series AA Issue Price (as defined below) for each outstanding share of Series AA Preferred Stock, plus declared but unpaid dividends on such share. If, upon the occurrence of such event, the Proceeds thus distributed among the holders of the Series AA Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire Proceeds legally available for distribution shall be distributed ratably among the holders of shares of Series AA Preferred Stock in proportion to the full preferential amount that each such holder is otherwise entitled to receive under this subsection 2(a). For purposes of this Certificate of Incorporation, “Original Series AA Issue Price” shall mean $0.6298 per share for each share of Series AA Preferred Stock (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like).
     (b) Upon the completion of the distribution required by subsection (a) of this Section 2, subject to the provisions of Section 1(b) of Article IV.C. below, all of the remaining Proceeds shall be distributed among the holders of the Series AA Preferred Stock and Common Stock pro rata based on the number of shares of Series A Common Stock held by each (assuming full conversion of all such shares of Series AA Preferred Stock and Series B Common Stock).
     (c)
     (i) For purposes of this Section 2, a “Liquidation Event” shall include (A) the closing of the sale, transfer or other disposition of all or substantially all of the Corporation’s assets, (B) the consummation of the merger or consolidation of the Corporation with or into another entity (except a merger or consolidation in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation

2

continue to hold at least fifty percent (50%) of the voting power of the capital stock of the Corporation or the surviving or acquiring entity), (C) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than an underwriter of the Corporation’s securities), of the Corporation’s securities if, after such closing, such person or group of affiliated persons would hold fifty percent (50%) or more of the outstanding voting stock of the Corporation (or the surviving or acquiring entity), or (D) a liquidation, dissolution or winding up of the Corporation; provided, however, that a transaction shall not constitute a Liquidation Event if its sole purpose is to change the state of the Corporation’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Corporation’s securities immediately prior to such transaction. The treatment of any particular transaction or series of related transactions as a “Liquidation Event” may be waived by the vote or written consent of the holders of at least sixty percent (60%) of the outstanding Preferred Stock (voting together as a single class and not as separate series, on an as-converted basis).
     (ii) In any Liquidation Event, if Proceeds received by the Corporation or its stockholders is other than cash, its value will be deemed its fair market value. The fair market value of any securities shall be determined as follows:
     (A) Securities not subject to investment letter or other similar restrictions on free marketability covered by (B) below:
     (1) If traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the twenty (20) trading-day period ending three (3) trading days prior to the closing of the Liquidation Event;
     (2) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the twenty (20) trading-day period ending three (3) trading days prior to the closing of the Liquidation Event; and
     (3) If there is no active public market, the value shall be the fair market value thereof, as determined by the Board of Directors.
     (B) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions

3

arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (A) (1), (2) or (3), as applicable, to reflect the approximate fair market value thereof, as determined by the Board of Directors.
     (iii) In the event the requirements of this Section 2 are not complied with, the Corporation shall forthwith either:
     (A) cause the closing of such Liquidation Event to be postponed until such time as the requirements of this Section 2 have been complied with; or
     (B) cancel such transaction, in which event the rights, preferences and privileges of the holders of the Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 2(c)(iv) hereof.
     (iv) The Corporation shall give each holder of record of Preferred Stock written notice of such impending Liquidation Event not later than twenty (20) days prior to the stockholders’ meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 2, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the Corporation has given the first notice provided for herein or sooner than ten (10) days after the Corporation has given notice of any material changes provided for herein; provided, however, that subject to compliance with the General Corporation Law such periods may be shortened or waived upon the written consent of the holders of Preferred Stock that represent at least sixty percent (60%) of the voting power of all then outstanding shares of such Preferred Stock (voting together as a single class and not as separate series, on an as-converted basis).
     3. Redemption. The Series AA Preferred Stock is not redeemable at the option of the holder.
     4. Conversion. The holders of shares of Series AA Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):
     (a) Right to Convert. Each share of Series AA Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Series A

4

Common Stock as is determined by dividing the Original Series AA Issue Price by the Conversion Price applicable to such share (the conversion rate for the Series AA Preferred Stock into Series A Common Stock is referred to herein as the “Conversion Rate”), determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share for shares of Series AA Preferred Stock shall be the Original Series AA Issue Price; provided, however, that the Conversion Price shall be subject to adjustment as set forth in subsection 4(d).
     (b) Automatic Conversion. Each share of Series AA Preferred Stock shall automatically be converted into shares of Series A Common Stock at the Conversion Rate at the time in effect for such share of Series AA Preferred Stock immediately upon the earlier of (i) the date specified by vote or written consent or agreement of the holders of at least sixty percent (60%) of the then outstanding shares of Preferred Stock; or (ii) the Corporation’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 or Form SB-2 under the Securities Act of 1933, as amended (the “Securities Act”), the public offering price of which was not less than $3.15 per share (as adjusted for stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like) and in excess of $30,000,000 in the aggregate (a “Qualified Public Offering”).
     (c) Mechanics of Conversion. Before any holder of shares of Series AA Preferred Stock shall be entitled to convert the same into shares of Series A Common Stock, he or she shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series AA Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Series A Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series AA Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Series A Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series AA Preferred Stock to be converted, and the person or persons entitled to receive the shares of Series A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Series A Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act, the conversion may, at the option of any holder tendering Series AA Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Series A Common Stock upon conversion of the Series AA Preferred Stock shall not be deemed to have converted such Series AA Preferred Stock until immediately prior to the

5

closing of such sale of securities. If the conversion is in connection with the Automatic Conversion provisions of subsection 4(b)(i) above, such conversion shall be deemed to have been made on the conversion date described in the stockholder consent or agreement approving such conversion, and the persons entitled to receive shares of Series A Common Stock issuable upon such conversion shall be treated for all purposes as the record holders of such shares of Series A Common Stock as of such date.
     (d) Conversion Price Adjustments of Series AA Preferred Stock for Certain Dilutive Issuances, Splits and Combinations. The Conversion Price of the Series AA Preferred Stock shall be subject to adjustment from time to time as follows:
     (i)
     (A) If the Corporation shall issue, on or after the date upon which any shares of Series AA Preferred Stock were first issued (the “Purchase Date”), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Series AA Conversion Price in effect immediately prior to the issuance of such Additional Stock, then, and in such event, the Conversion Price for the Series AA Preferred Stock in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted, concurrently with such issuance, to a price determined by multiplying the Series AA Conversion Price then in effect by a fraction, (x) the numerator of which shall be (i) the number of shares of Common Stock Outstanding (as defined below) immediately prior to such issuance, plus (ii) the number of shares of Series A Common Stock which the aggregate consideration received by the Corporation for the total number of shares of Additional Stock so issued would purchase at such Series AA Conversion Price in effect immediately prior to such issuance; and (y) the denominator of which shall be (i) the number of shares of Common Stock Outstanding immediately prior to such issuance, plus (ii) the number of shares of such Additional Stock so issued. For purposes of this Section 4(d)(i)(A), “Common Stock Outstanding” shall mean and include the following: (1) outstanding Common Stock (determined on an as-converted to Series A Common Stock basis), (2) Common Stock issuable upon conversion of outstanding Preferred Stock, (3) Common Stock issuable upon exercise of outstanding stock options (determined on an as-converted to Series A Common Stock basis), and (4) Common Stock issuable upon exercise (and, in the case of warrants to purchase Preferred Stock, conversion) of outstanding warrants (determined on an as-converted to Series A Common Stock basis). Shares described in (1) through (4) in the immediately preceding sentence shall be included whether vested

6

or unvested, whether contingent or non-contingent and whether exercisable or net yet exercisable.
     (B) No adjustment of the Conversion Price for the Series AA Preferred Stock shall be made in an amount less than $.0001 per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (E)(3) and (E)(4), no adjustment of such Conversion Price pursuant to this Section 4(d)(i) shall have the effect of increasing the Conversion Price for the Series AA Preferred Stock above the Conversion Price therefor in effect immediately prior to such adjustment.
     (C) In the case of the issuance of Additional Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.
     (D) In the case of the issuance of Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined by the Board of Directors, irrespective of any accounting treatment.
     (E) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for purposes of determining the number of shares of Additional Stock issued and the consideration paid therefor:
     (1) The aggregate maximum number of shares of Series A Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability or conversion, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or

7

rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 4(d)(i)(C) and (d)(i)(D)), if any, received by the Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.
     (2) The aggregate maximum number of shares of Series A Common Stock deliverable upon conversion of, or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends) plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 4(d)(i)(C) and (d)(i)(D)).
     (3) In the event of any change in the number of actual or deemed shares of Series A Common Stock deliverable or in the consideration payable to the Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, the Conversion Price of the Series AA Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.
     (4) Upon the expiration of any such options or rights, the termination of any such rights to convert or

8

exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series AA Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Series A Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.
     (5) The number of shares of Additional Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 4(d)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 4(d)(i)(E)(3) or (4).
     (ii) “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 4(d)(i)(E)) by the Corporation after the Purchase Date other than:
     (A) Common Stock issued pursuant to a transaction described in subsection 4(d)(iii) hereof;
     (B) Series A Common Stock issued to employees, consultants, directors and other service providers for the primary purpose of soliciting or retaining their services pursuant to plans or agreements approved by the Board of Directors;
     (C) Common Stock issued pursuant to a Qualified Public Offering;
     (D) Common Stock issued upon conversion of the Series AA Preferred Stock or as dividends or distributions on the Series AA Preferred Stock;
     (E) Common Stock issued in connection with a bona fide business acquisition by the Corporation of a bona fide commercial operating entity, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise;
     (F) Common stock issued or deemed issued pursuant to subsection 4(d)(i)(E) as a result of a decrease in the Conversion

9

Price of the Series AA Preferred Stock resulting from the operation of Section 4(d); or
     (G) Series A Common Stock issued upon conversion of the Series B Common Stock pursuant to Section 2(d)(ii) of Article IV.C. below.
     (iii) In the event the Corporation should at any time or from time to time after the Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price for the Series AA Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding (calculated assuming the conversion of Series B Common Stock into Series A Common Stock) and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in subsection 4(d)(i)(E).
     (iv) If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series AA Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares (calculated assuming the conversion of Series B Common Stock into Series A Common Stock).
     (e) Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not covered by subsection 4(d)(iii), then, in each such case for the purpose of this subsection 4(e), the holders of shares of the Series AA Preferred Stock shall be entitled to a proportionate share of any such distribution

10

as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series AA Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.
     (f) Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or Section 2) provision shall be made so that the holders of the Series AA Preferred Stock shall thereafter be entitled to receive upon conversion of the Series AA Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Series A Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Series AA Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price for the Series AA Preferred Stock then in effect and the number of shares purchasable upon conversion of the Series AA Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.
     (g) No Fractional Shares and Certificate as to Adjustments.
     (i) No fractional shares shall be issued upon the conversion of any share or shares of the Series AA Preferred Stock, and the number of shares of Series A Common Stock to be issued shall be rounded to the nearest whole share and the Corporation shall pay in cash the fair market value of any fractional shares as of the time when entitlement to receive such fractions is determined. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series AA Preferred Stock the holder is at the time converting into Series A Common Stock and the number of shares of Series A Common Stock issuable upon such aggregate conversion.
     (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series AA Preferred Stock pursuant to this Section 4, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of shares of Series AA Preferred Stock so effected, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of shares of Series AA Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for the Series AA Preferred Stock at the time in effect, and (C) the number of shares of Series A Common Stock and the amount, if any, of other property that at the time

11

would be received upon the conversion of a share of Series AA Preferred Stock.
     (h) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, the Corporation shall mail to each holder of Preferred Stock, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution, and the amount and character of such dividend or distribution.
     (i) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Series A Common Stock, solely for the purpose of effecting the conversion of the shares of the Series AA Preferred Stock, such number of its shares of Series A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series AA Preferred Stock; and if at any time the number of authorized but unissued shares of Series A Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series AA Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series AA Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Series A Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to the Corporation’s Certificate of Incorporation.
     (j) Notices. Any notice required by the provisions of this Section 4 to be given to the holders of shares of Series AA Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his or her address appearing on the books of the Corporation.
     (k) Waiver of Adjustment to Conversion Price. Notwithstanding anything herein to the contrary, any downward adjustment of the Conversion Price of the Series AA Preferred Stock may be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of at least sixty percent (60%) of the outstanding shares of Preferred Stock (voting together as a single class and not as separate series, and on an as-converted basis). Any such waiver shall bind all future holders of shares of such series of Preferred Stock.

12

     5. Voting Rights.
     (a) General Voting Rights. The holder of each share of Series AA Preferred Stock shall have the right to one vote for each share of Series A Common Stock into which such Series AA Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Series A Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation, and shall be entitled to vote, together with holders of Series A Common Stock, with respect to any question upon which holders of Series A Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series AA Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).
     (b) Voting for the Election of Directors. The holders of shares of Series AA Preferred Stock shall be entitled to elect one (1) member of the Board of Directors (the “Series AA Director”) at each annual election of directors (or by written consent), to remove from office the Series AA Director, and to fill any vacancy with respect thereto. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the Series AA Preferred Stock then outstanding shall constitute a quorum of the Series AA Preferred Stock for the election of directors to be elected solely by holders of shares of Series AA Preferred Stock.
     6. Protective Provisions.
     (a) The Corporation shall not (by amendment, merger, consolidation or otherwise), amend the Corporation’s Certificate of Incorporation to alter or change the rights, preferences or privileges of the shares of Series AA Preferred Stock so as to affect adversely such shares, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series AA Preferred Stock.
     (b) The Corporation shall not (by amendment, merger, consolidation or otherwise), without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least sixty percent (60%) of the then outstanding shares of Preferred Stock (voting together as a single class and not as separate series, and on an as-converted basis):
     (i) declare or pay any dividend or make any distribution on shares of capital stock of the Corporation; or

13

     (ii) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of Preferred Stock or Common Stock; provided, however, that this restriction shall not apply to the repurchase at cost of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Corporation or any subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares upon the occurrence of certain events, such as the termination of employment or service to the Corporation, or pursuant to a right of first refusal.
     7. Status of Converted Stock. In the event any shares of Series AA Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be cancelled and shall not be issuable by the Corporation. The Certificate of Incorporation of the Corporation shall be appropriately amended to effect the corresponding reduction in the Corporation’s authorized capital stock.
     C. Common Stock. The Common Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series. The first series of Common Stock shall be designated as “Series A Common Stock” and shall consist of 53,304,775 shares. The second series of Common Stock shall be designated as “Series B Common Stock” and shall consist of 5,000,000 shares.
     1. Rights, Preferences and Restrictions of Series A Common Stock. The rights, preferences, privileges and restrictions granted to and imposed on the Series A Common Stock are as set forth below in this Article IV.C.1.
     (a) Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors. If, following the declaration of dividends in accordance with the terms hereof, and the payment in full of all dividends required pursuant to Section 1 of Article IV.B., there shall be insufficient assets legally available for the payment of dividends to the holders of each share of stock upon which a dividend was so declared, then payment shall be made as follows: (i) first to the holders of Preferred Stock and Series A Common Stock ratably in proportion to the number of shares of Series A Common Stock that would be held by each such holder if all shares of Preferred Stock were converted to Series A Common Stock at the then effective conversion rate, and (ii) second, following payment in full of all dividends required pursuant to clause (i), to the holders of Preferred Stock, Series A Common Stock and Series B Common Stock ratably in proportion to the number of shares of Series A Common Stock that would be held by each such holder if all shares of Preferred Stock and Series B Common Stock were converted to Series A Common Stock at the then effective conversion rate.

14

     (b) Liquidation Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to liquidation preferences, in the event of any Liquidation Event, the holders of shares of Series A Common Stock shall be entitled to receive, prior and in preference to any distribution of Proceeds to the holders of shares of Series B Common Stock by reason of their ownership thereof (and on a pari passu basis with the distribution of Proceeds to the holders of shares of Preferred Stock pursuant to Section 2(b) of Article IV.B.), an amount per share equal to the sum of $0.6298 per share for each share of Series A Common Stock (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like). For the sake of clarity, following the payment of the amounts required pursuant to the first sentence of this Section 1(b), the remaining Proceeds shall be distributed among the holders of shares of Preferred Stock and Common Stock pro rata based on the number of shares of Series A Common Stock held by each assuming full conversion of all such shares of Preferred Stock and Series B Common Stock.
     (c) Redemption. The Series A Common Stock is not redeemable at the option of the holder.
     (d) Voting Rights. The holder of each share of Series A Common Stock shall have the right to one vote for each such share, and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.
     2. Rights, Preferences and Restrictions of Series B Common Stock. The rights, preferences, privileges and restrictions granted to and imposed on the Series B Common Stock are as set forth below in this Article IV.C.2.
     (a) Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Series B Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.
     (b) Liquidation Rights. Upon the liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be distributed as provided in Section 2 of Article IV.B hereof and Section 1(b) of Article IV.C. hereof.
     (c) Redemption. The Series B Common Stock is not redeemable at the option of the holder.

15

     (d) Conversion.
     (i) Right to Convert. The Series B Common Stock is not convertible into shares of Series A Common Stock at the option of the holder.
     (ii) Automatic Conversion. Each share of Series B Common Stock shall automatically be converted into one share of Series A Common Stock immediately upon the earlier of: (A) the Corporation’s sale of its Common Stock in a firm commitment underwritten public offering under the Securities Act, or (B) approval of the Board of Directors.
     (iii) Mechanics of Conversion. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act pursuant to Section 2(d)(ii)(A) of this Article IV.C., the persons entitled to receive the Series A Common Stock upon conversion of the Series B Common Stock shall be deemed to have converted such Series B Common Stock immediately prior to the closing of such sale of securities. If the conversion is pursuant to Section 2(d)(ii)(B) of this Article IV.C., such conversion shall be deemed to have been made on the conversion date provided for in the Board of Directors’ consent or resolution approving such conversion, and the persons entitled to receive shares of Series A Common Stock issuable upon such conversion shall be treated for all purposes as the record holders of such shares of Series A Common Stock as of such date. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Common Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Series A Common Stock to which such holder shall be entitled as aforesaid.
     (iv) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Series A Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Common Stock, such number of its shares of Series A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Common Stock; and if at any time the number of authorized but unissued shares of Series A Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Common Stock, in addition to such other remedies as shall be available to the holder of such Series B Common Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Series A Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain

16

the requisite shareholder approval of any necessary amendment to the Corporation’s Certificate of Incorporation.
     (e) Voting Rights. The holder of each share of Series B Common Stock shall have the right to one vote for each share of Series A Common Stock into which such Series B Common Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Series A Common Stock, and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation, and shall be entitled to vote, together with holders of Series A Common Stock, with respect to any question upon which holders Series A Common Stock have the right to vote.
     3. Increase or Decrease in Number of Authorized Shares of Common Stock. The number of authorized shares of Common Stock (or any series thereof) may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.
     4. Status of Converted Series B Common Stock. In the event any shares of Series B Common Stock shall be converted pursuant to Section 2(d) of this Article IV.C., the shares so converted shall be cancelled and shall not be issuable by the Corporation. The Certificate of Incorporation of the Corporation shall be appropriately amended to effect the corresponding reduction in the Corporation’s authorized capital stock.
ARTICLE V
     The number of directors of the Corporation may be determined as set forth in the Bylaws of the Corporation.
ARTICLE VI
     Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.
ARTICLE VII
     Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

17

ARTICLE VIII
     No director of the Corporation shall have personal liability arising out of an action whether by or in the right of the Corporation or otherwise for monetary damages for breach of his or her fiduciary duty as a director; provided, however, that the foregoing shall not limit or eliminate the personal liability of a director with respect to (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) acts or omissions not made in good faith, or that involve intentional misconduct or a knowing violation of law, (iii) any liability under Section 174(a) of the General Corporation Law of the State of Delaware or any successor provision, or (ii) any transaction from which such director derived an improper personal benefit. As used in this Article, the term “improper personal benefit” does not include a director’s compensation or other incidental benefit for or on account of his or her services as a director, officer, employee, independent contractor, attorney, or consultant of the Corporation.
     Furthermore, notwithstanding the foregoing provision, in the event that Section 174 or any other provision of the General Corporation Law of the State of Delaware is amended or enacted to permit further limitation or elimination of the personal liability of the director, the personal liability of the Corporation’s directors shall be limited or eliminated to the fullest extent permitted by the applicable law.
     This Article shall not affect a charter or Bylaw provision or contract or resolution of the Corporation indemnifying or agreeing to indemnify a director against personal liability. Any repeal or modification of this Article shall not adversely affect any limitation hereunder on the personal liability of the director with respect to acts or omissions occurring prior to such repeal or modification.
ARTICLE IX
     To the fullest extent permitted by applicable law, the Corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law of the State of Delaware, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders, and others.
     Any repeal or modification of any of the foregoing provisions of this Article shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

18

ARTICLE X
     In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the Bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any bylaw whether adopted by them or otherwise.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Incorporation as of the 3rd day of September, 2004.

/s/ David F. Paulson, Jr., Incorporator
David F. Paulson, Jr., Incorporator

19

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
QLIK TECHNOLOGIES INC.
     Qlik Technologies Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:
     I. The amendment to the Corporation’s Certificate of Incorporation set forth below was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (“DGCL”) and has been consented to in writing by all of the stockholders in accordance with DGCL Section 228.
          RESOLVED, that Paragraph A of Article IV of the Certificate of Incorporation of the Corporation is hereby amended by deleting Paragraph A of Article IV in its entirety and inserting in lieu thereof the following:
     “A. Classes of Stock. The Corporation shall be authorized to issue two classes of capital stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of capital stock that the Corporation shall be authorized to issue is 82,037,821 shares, each with a par value of $.0001 per share. 55,162,676 shares shall be Common Stock, and 26,875,145 shares shall be Preferred Stock.”
          RESOLVED, FURTHER, that Paragraph B of Article IV of the Certificate of Incorporation of the Corporation is herby amended by deleting the first paragraph of Paragraph B of Article IV in its entirety and inserting in lieu thereof the following:
     “B. Preferred Stock. The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series. The first series of Preferred Stock shall be designated Series AA Convertible Preferred Stock (the “Series AA Preferred Stock”) and shall consist of 26,875,145 shares. A statement of the powers, preferences, rights, qualifications, limitations and restrictions granted to and imposed on the Series AA Preferred Stock are as follows:”
          RESOLVED, FURTHER, that Paragraph C of Article IV of the Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph of Paragraph C of Article IV in its entirety and inserting the following in lieu thereof:
     “C. Common Stock. The Common Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series. The first series of Common Stock shall be designated as “Series A Common Stock” and shall consist of 50,647,676 shares. The second series of Common Stock shall be designated as “Series B Common Stock” and shall consist of 4,515,000 shares.

     II. This amendment was duly adopted in accordance with the provisions of DGCL Section 242.
     III. This amendment will become effective upon filing.
     IN WITNESS WHEREOF, Qlik Technologies Inc. has caused this Certificate of Amendment to Certificate of Incorporation to be executed by an authorized officer, on this 26th day of October, 2004.

QLIK TECHNOLOGIES INC.
By:	/s/ Lars Björk
	Name:	Lars Björk
	Title:	Secretary

RESTATED CERTIFICATE OF INCORPORATION
OF
QLIK TECHNOLOGIES INC.
(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware)
          Qlik Technologies Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),
          DOES HEREBY CERTIFY:
          FIRST: That the name of this corporation is Qlik Technologies Inc. and that this corporation was originally incorporated pursuant to the General Corporation Law on September 3, 2004.
          SECOND: That the Board of Directors duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:
          RESOLVED, that the Certificate of Incorporation of this corporation be amended and restated in its entirety as follows:
ARTICLE I
          The name of this corporation is Qlik Technologies Inc.
ARTICLE II
          The address of the registered office of this corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.
ARTICLE III
          The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.
ARTICLE IV
          A. Authorization of Stock. This corporation is authorized to issue two classes of stock to be designated, respectively, common stock and preferred stock. The total number of shares that this corporation is authorized to issue is One Hundred Twenty-One Million Seven Hundred Thirty Thousand Three Hundred Seventy-Nine (121,730,379). The total number of shares of common stock authorized to be issued is Seventy-Five Million Eight Thousand Nine Hundred Fifty-Five (75,008,955), par value $0.0001 per share (the “Common Stock”), of which Seventy Million Four Hundred Ninety-Three Thousand Nine Hundred Fifty-Five (70,493,955) shares are designated as “Series A Common Stock” and Four Million Five Hundred Fifteen Thousand (4,515,000) shares are designated as “Series B Common Stock.” The rights, preferences, privileges and restrictions granted to and imposed on the Common Stock are as set forth in Article IV(C). The total number of shares of preferred stock authorized to be issued is Forty-Six Million Seven Hundred Twenty-One Thousand Four Hundred Twenty-Four (46,721,424), par value $0.0001 per share (the “Preferred Stock”), of which Twenty-Six Million Eight Hundred Seventy-Five Thousand One Hundred Forty-Five (26,875,145) shares are designated as “Series AA Preferred Stock” and Nineteen Million Eight Hundred Forty-Six Thousand Two Hundred Seventy-Nine (19,846,279) shares are designated as “Series A Preferred Stock.”
          B. Rights, Preferences and Restrictions of Preferred Stock. The rights, preferences, privileges and restrictions granted to and imposed on the Preferred Stock are as set forth below in this Article IV(B).
          1. Dividend Provisions.
          (a) The holders of shares of Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, on a pari passu basis among each such series and prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this corporation) on the Common Stock of this corporation, at the applicable Dividend Rate (as defined below), payable when, as and if declared by the Board of Directors. Such dividends shall not be cumulative. The holders of the outstanding Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1 upon the affirmative vote or written consent of the holders of at least sixty percent (60%) of the shares of Preferred Stock then outstanding (voting together as a single class and not as separate series, and on an as-converted to Series A Common Stock basis). For purposes of this subsection 1(a), “Dividend Rate” shall mean $0.0504 per annum for each share of Series AA Preferred Stock and $0.0504 per annum for each share of Series A Preferred Stock (each as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like).
          (b) After payment of such dividends, subject to the provisions of Section 1(a) of Article IV(C) below, any additional dividends or distributions shall be distributed among all holders of Common Stock and Preferred Stock in proportion to the number of shares of Series A Common Stock (as defined in Article IV(C) below) that would be held by each such holder if all shares of Preferred Stock were converted to Series A Common Stock at the then effective Conversion Rate (as defined in subsection 4(a)) and if all shares of Series B Common Stock (as defined in Article IV(C) below) were converted into Series A Common Stock.

          2. Liquidation Preference.
          (a) In the event of any Liquidation Event (as defined below), either voluntary or involuntary, the holders of each series of Preferred Stock shall be entitled to receive, on a pari passu basis among each such series and prior and in preference to any distribution of the proceeds of such Liquidation Event (the “Proceeds”) to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to the sum of the applicable Original Issue Price (as defined below) for such series of Preferred Stock, plus declared but unpaid dividends on such share. If, upon the occurrence of such event, the Proceeds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire Proceeds legally available for distribution shall be distributed ratably among the holders of the Preferred Stock in proportion to the full preferential amount that each such holder is otherwise entitled to receive under this subsection (a). For purposes of this Restated Certificate of Incorporation, “Original Issue Price” shall mean $0.6298 per share for each share of the Series AA Preferred Stock and $0.6298 per share for each share of Series A Preferred Stock (each as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such series of Preferred Stock).
          (b) Upon completion of the distribution required by subsection (a) of this Section 2, subject to the provisions of Section 1(b) of Article IV(C) below, all of the remaining Proceeds shall be distributed among the holders of Preferred Stock and Common Stock pro rata based on the number of shares of Series A Common Stock held by each (assuming full conversion of all such Preferred Stock and Series B Common Stock to Series A Common Stock).
          (c) (i) For purposes of this Section 2, a “Liquidation Event” shall include (A) the closing of the sale, transfer or other disposition of all or substantially all of this corporation’s assets (determined on a consolidated basis), (B) the consummation of the merger or consolidation of this corporation or a direct or indirect subsidiary of this corporation with or into another entity (except (1) in the case of this corporation, a merger or consolidation in which the holders of capital stock of this corporation immediately prior to such merger or consolidation continue to hold at least fifty percent (50%) of the voting power of the capital stock of this corporation or the surviving or acquiring entity or (2) in the case of a direct or indirect subsidiary, the consummation of the merger of consolidation of such subsidiary into a wholly-owned direct or indirect subsidiary of this corporation), (C) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than an underwriter of this corporation’s securities), of this corporation’s securities if, after such closing, such person or group of affiliated persons would hold fifty percent (50%) or more of the outstanding voting stock of this corporation (or the surviving or acquiring entity), (D) a liquidation, dissolution or winding up of this corporation or (E) a liquidation, dissolution or winding up of a direct or indirect subsidiary of this corporation that is not approved by the Board of Directors of this corporation, including each of the Preferred Directors (as defined below); provided, however, that a transaction shall not constitute a Liquidation Event if its sole purpose is to change the state of this corporation’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held this corporation’s securities immediately prior to such transaction. Notwithstanding the prior sentence, the sale of shares of Series A Preferred Stock pursuant to that certain Series A Preferred Stock Purchase Agreement between the corporation and certain of its stockholders dated on or about the date hereof shall not be deemed a “Liquidation Event.” The treatment of any particular transaction or series of related transactions as a Liquidation Event may be waived by the vote or written consent of the holders of at least sixty percent (60%) of the outstanding Preferred Stock (voting together as a single class and not as separate series, and on an as-converted basis).
               (ii) In any Liquidation Event, if Proceeds received by this corporation or its stockholders is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:
                    (A) Securities not subject to investment letter or other similar restrictions on free marketability covered by (B) below:
                         (1) If traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the twenty (20) trading-day period ending three (3) trading days prior to the closing of the Liquidation Event;
                         (2) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the twenty (20) trading-day period ending three (3) trading days prior to the closing of the Liquidation Event; and
                         (3) If there is no active public market, the value shall be the fair market value thereof, as determined by the Board of Directors of this corporation, including each of the Preferred Directors.
                    (B) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (A) (1), (2) or (3) to reflect the approximate fair market value thereof, as determined by the Board of Directors of this corporation, including each of the Preferred Directors.
                    (C) The foregoing methods for valuing non-cash consideration to be distributed in connection with a Liquidation Event may be superceded by any determination of such value set forth in the definitive agreements governing such Liquidation Event.
               (iii) In the event the requirements of this Section 2 are not complied with, this corporation shall forthwith either:
                    (A) cause the closing of such Liquidation Event to be postponed until such time as the requirements of this Section 2 have been complied with; or
                    (B) cancel such transaction, in which event the rights, preferences and privileges of the holders of the Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 2(c)(iv) hereof.
               (iv) This corporation shall give each holder of record of Preferred Stock written notice of such impending Liquidation Event not later than twenty (20) days prior to the stockholders’ meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 2, and this corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after this corporation has given the first notice provided for herein or sooner than ten (10) days after this corporation has given notice of any material changes provided for herein; provided, however, that subject to compliance with the General Corporation Law such periods may be shortened or waived upon the written consent of the holders of Preferred Stock that represent at least sixty percent (60%) of the voting power of all then outstanding shares of such Preferred Stock (voting together as a single class and not as separate series, and on an as-converted basis).
          3. Redemption. The Preferred Stock is not redeemable at the option of the holder.
          4. Conversion. The holders of the Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):
          (a) Right to Convert. Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Series A Common Stock as is determined by dividing the applicable Original Issue Price for such series by the applicable Conversion Price for such series (the conversion rate for a series of Preferred Stock into Series A Common Stock is referred to herein as the “Conversion Rate” for such series), determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share for each series of Preferred Stock shall be the Original Issue Price applicable to such series; provided, however, that the Conversion Price for the Preferred Stock shall be subject to adjustment as set forth in subsection 4(d).
          (b) Automatic Conversion. Each share of Preferred Stock shall automatically be converted into shares of Series A Common Stock at the Conversion Rate at the time in effect for such series of Preferred Stock immediately upon the earlier of (i) the date specified by written consent or agreement of the holders of at least sixty percent (60%) of the then outstanding shares of Preferred Stock (voting together as a single class and not as separate series, and on an as-converted to Series A Common Stock basis) or (ii) this corporation’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 or Form SB-2 under the Securities Act of 1933, as amended, the public offering price of which was not less than $3.15 per share (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like) and in excess of $30,000,000 in the aggregate (a “Qualified Public Offering”).

          (c) Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to voluntarily convert the same into shares of Series A Common Stock, he or she shall surrender the certificate or certificates therefor, duly endorsed, at the office of this corporation or of any transfer agent for the Preferred Stock, and shall give written notice to this corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Series A Common Stock are to be issued (subject to any restrictions on transfer with respect to such shares arising by the written agreement of this corporation’s stockholders). This corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Series A Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Series A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Series A Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Series A Common Stock upon conversion of the Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities. If the conversion is in connection with Automatic Conversion provisions of subsection 4(b)(i) above, such conversion shall be deemed to have been made on the conversion date described in the stockholder consent or agreement approving such conversion, and the persons entitled to receive shares of Series A Common Stock issuable upon such conversion shall be treated for all purposes as the record holders of such shares of Series A Common Stock as of such date.
          (d) Conversion Price Adjustments of Preferred Stock for Certain Dilutive Issuances, Splits and Combinations. The Conversion Price of the Preferred Stock shall be subject to adjustment from time to time as follows:
               (i) (A) If this corporation shall issue, on or after the date upon which this Restated Certificate of Incorporation is accepted for filing by the Secretary of State of the State of Delaware (the “Filing Date”), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price applicable to a series of Preferred Stock in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for such series in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock Outstanding (as defined below) immediately prior to such issuance plus the number of shares of Series A Common Stock that the aggregate consideration received by this corporation for such issuance would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock Outstanding (as defined below) immediately prior to such issuance plus the number of shares of such Additional Stock. For purposes of this Section 4(d)(i)(A), the term “Common Stock Outstanding” shall mean and include the following: (1) outstanding Common Stock (determined on an as-converted to Series

A Common Stock basis), (2) Common Stock issuable upon conversion of outstanding Preferred Stock, (3) Common Stock issuable upon exercise of outstanding stock options (determined on an as-converted to Series A Common Stock basis) and (4) Common Stock issuable upon exercise (and, in the case of warrants to purchase Preferred Stock, conversion) of outstanding warrants (determined on an as-converted to Series A Common Stock basis). Shares described in (1) through (4) above shall be included whether vested or unvested, whether contingent or non-contingent and whether exercisable or not yet exercisable.
                    (B) No adjustment of the Conversion Price for the Preferred Stock shall be made in an amount less than $0.0001 per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (E)(3) and (E)(4), no adjustment of such Conversion Price pursuant to this subsection 4(d)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.
                    (C) In the case of the issuance of Additional Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this corporation for any underwriting or otherwise in connection with the issuance and sale thereof.
                    (D) In the case of the issuance of the Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined by the Board of Directors irrespective of any accounting treatment.
                    (E) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for purposes of determining the number of shares of Additional Stock issued and the consideration paid therefor:
                         (1) The aggregate maximum number of shares of Series A Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability or conversion, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 4(d)(i)(C) and (d)(i)(D)), if any, received by this corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.
                         (2) The aggregate maximum number of shares of Series A Common Stock deliverable upon conversion of, or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by this corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by this corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 4(d)(i)(C) and (d)(i)(D)).
                         (3) In the event of any change in the number of shares of Series A Common Stock deliverable or in the consideration payable to this corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, the Conversion Price of the Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.
                         (4) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Series A Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.
                         (5) The number of shares of Additional Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 4(d)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 4(d)(i)(E)(3) or (4).
               (ii) “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 4(d)(i)(E)) by this corporation on or after the Filing Date other than:
                    (A) Common Stock issued pursuant to a transaction described in subsection 4(d)(iii) hereof;
                    (B) Series A Common Stock issued to employees, directors, consultants and other service providers for the primary purpose of soliciting or retaining their services pursuant to plans or agreements approved by this corporation’s Board of Directors, including each of the Preferred Directors;
                    (C) Common Stock issued pursuant to a Qualified Public Offering;
                    (D) Common Stock issued pursuant to the conversion or exercise of convertible or exercisable securities outstanding on the Filing Date;
                    (E) Common Stock issued in connection with a bona fide business acquisition by this corporation of a bona fide commercial operating entity, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise;
                    (F) Common Stock issued or deemed issued pursuant to subsection 4(d)(i)(E) as a result of a decrease in the Conversion Price of any series of Preferred Stock resulting from the operation of Section 4(d); or
                    (G) Series A Common Stock issued or issuable upon conversion of the Series B Common Stock outstanding as of the Filing Date pursuant to Section 2(d)(ii) of Article IV(C) below.
               (iii) In the event this corporation should at any time or from time to time after the Filing Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding (calculated assuming the conversion of Series B Common Stock into Series A Common Stock) and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in subsection 4(d)(i)(E).
               (iv) If the number of shares of Common Stock outstanding at any time after the Filing Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares (calculated assuming the conversion of Series B Common Stock into Series A Common Stock).

          (e) Other Distributions. In the event this corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 4(d)(iii), then, in each such case for the purpose of this subsection 4(e), the holders of the Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of this corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of this corporation entitled to receive such distribution.
          (f) Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or in Section 2) provision shall be made so that the holders of the Preferred Stock shall thereafter be entitled to receive upon conversion of the Preferred Stock the number of shares of stock or other securities or property of this corporation or otherwise, to which a holder of Series A Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Preferred Stock) shall be applicable after that event as nearly equivalently as may be practicable.
          (g) No Fractional Shares and Certificate as to Adjustments.
               (i) No fractional shares shall be issued upon the conversion of any share or shares of the Preferred Stock and the aggregate number of shares of Series A Common Stock to be issued to particular stockholders, shall be rounded down to the nearest whole share and the corporation shall pay in cash the fair market value of any fractional shares as of the time when entitlement to receive such fractions is determined. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Series A Common Stock and the number of shares of Series A Common Stock issuable upon such conversion.
               (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Preferred Stock pursuant to this Section 4, this corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for such series of Preferred Stock at the time in effect, and (C) the number of shares of Series A Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of a share of Preferred Stock.

          (h) Notices of Record Date. In the event of any taking by this corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, this corporation shall mail to each holder of Preferred Stock, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution, and the amount and character of such dividend or distribution.
          (i) Reservation of Stock Issuable Upon Conversion. This corporation shall at all times reserve and keep available out of its authorized but unissued shares of Series A Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Stock, such number of its shares of Series A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred Stock; and if at any time the number of authorized but unissued shares of Series A Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, this corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Series A Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Restated Certificate of Incorporation.
          (j) Notices. Any notice required by the provisions of this Section 4 to be given to the holders of shares of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this corporation.
          (k) Waiver of Adjustment to Conversion Price. Notwithstanding anything herein to the contrary, any downward adjustment of the Conversion Price of any series of Preferred Stock may be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of at least sixty percent (60%) of the outstanding shares of Preferred Stock (voting together as a single class and not as separate series, and on an as-converted to Series A Common Stock basis). Any such waiver shall bind all future holders of shares of such series of Preferred Stock.
          5. Voting Rights.
          (a) General Voting Rights. The holder of each share of Preferred Stock shall have the right to one vote for each share of Series A Common Stock into which such Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Series A Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders’ meeting in accordance with the Bylaws of this corporation, and except as provided in subsection 5(b) below with respect to the election of directors by the separate class vote of the holders of Common Stock, shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of any series of Common Stock have the right to vote (determined on an as-converted to Series A Common Stock basis). Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).
          (b) Voting for the Election of Directors. As long as at least Two Million Seven Hundred Thousand (2,700,000) shares of Series AA Preferred Stock are outstanding (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such series of Preferred Stock), the holders of such shares of Series AA Preferred Stock shall be entitled to elect one (1) director of this corporation at any election of directors. As long as at least Two Million (2,000,000) shares of Series A Preferred Stock are outstanding (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such series of Preferred Stock), the holders of such shares of Series A Preferred Stock shall be entitled to elect two (2) directors of this corporation at any election of directors. The directors elected solely by the holders of the Series A Preferred Stock are collectively referred to herein as the “Preferred Directors”).The holders of Preferred Stock and Common Stock (voting together as a single class and not as separate series, and on an as-converted to Series A Common Stock basis) shall be entitled to elect any remaining directors of this corporation.
          Notwithstanding the provisions of Section 223(a)(1) and 223(a)(2) of the General Corporation Law, any vacancy, including newly created directorships resulting from any increase in the authorized number of directors or amendment of this Restated Certificate of Incorporation, and vacancies created by removal or resignation of a director, may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced; provided, however, that where such vacancy occurs among the directors elected by the holders of a class or series of stock, the holders of shares of such class or series may override the Board’s action to fill such vacancy by (i) voting for their own designee to fill such vacancy at a meeting of this corporation’s stockholders or (ii) written consent, if the consenting stockholders hold a sufficient number of shares to elect their designee at a meeting of the stockholders. Any director may be removed during his or her term of office, either with or without cause, by, and only by, the affirmative vote of the holders of the shares of the class or series of stock entitled to elect such director or directors, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of stockholders, and any vacancy thereby created may be filled by a majority of the holders of that class or series of stock represented at the meeting or pursuant to written consent.
          6. Protective Provisions.
          (a) Separate Vote of Series AA Preferred Stock. So long as at least Two Million Seven Hundred Thousand (2,700,000) shares of Series AA Preferred Stock are outstanding (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such series of Preferred Stock), this corporation shall not (by amendment, merger, consolidation or otherwise) amend this corporation’s Certificate of Incorporation to alter or change the rights, preferences or privileges of the shares of Series AA Preferred Stock so as to affect adversely such shares, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series AA Preferred Stock.
          (b) Separate Vote of Series A Preferred Stock So long as at least Two Million (2,000,000) shares of Series A Preferred Stock are outstanding (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such series of Preferred Stock), this corporation shall not (by amendment, merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least sixty percent (60%) of the then outstanding Series A Preferred Stock:
               (i) authorize or issue, or obligate itself to issue, any equity security (including any other security convertible into or exercisable for any such equity security) having a preference over, or being on a parity with, the Series A Preferred Stock;
               (ii) declare or pay any dividend or make any other distribution on shares of capital stock of this corporation;
               (iii) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of Preferred Stock or Common Stock; provided, however, that this restriction shall not apply to the repurchase at cost of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for this corporation or any subsidiary pursuant to agreements under which this corporation has the option to repurchase such shares upon the occurrence of certain events, such as the termination of employment or service or pursuant to a right of first refusal;
               (iv) consummate a Liquidation Event;
               (v) increase or decrease (other than by redemption or conversion) the total number of authorized shares of Preferred Stock or Common Stock or any series thereof;
               (vi) alter or change the rights, preferences or privileges of the shares of any series of Preferred Stock so as to affect adversely the shares;
               (vii) change the authorized number of directors of this corporation;
               (viii) amend this corporation’s Certificate of Incorporation or Bylaws;
               (ix) sell the capital stock of this corporation pursuant to a public offering or listing under the Securities Act of 1933, as amended (or any successor act thereto), or pursuant to the laws, rules or regulations of any other jurisdiction;
               (x) effect any change to the number of shares of Common Stock reserved for issuance under any of this corporation’s equity incentive programs;
               (xi) incur, pledge or guarantee, directly or indirectly, any indebtedness or obligations in excess of $250,000 in the aggregate;

               (xii) authorize or issue, or obligate itself to issue, any equity securities of a direct or indirect subsidiary to any person other than a wholly-owned direct or indirect subsidiary of this corporation; or
               (xiii) cause or permit any direct or indirect subsidiary of the corporation to do any of the foregoing actions or events contemplated by clauses (i) through (xii) hereof (where solely for the purposes of this clause (xiii), “corporation” shall be deemed to be such direct or indirect subsidiary).
          (c) Protective Provisions. So long as at least Four Million Seven Hundred Thousand (4,700,000) shares of Preferred Stock are outstanding (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such series of Preferred Stock), this corporation shall not (by amendment, merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least sixty percent (60%) of the then outstanding shares of Preferred Stock (voting together as a single class and not as separate series, and on an as-converted to Series A Common Stock basis):
               (i) declare or pay any dividend or make any other distribution on shares of capital stock of this corporation; or
               (ii) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of Preferred Stock or Common Stock; provided, however, that this restriction shall not apply to the repurchase at cost of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for this corporation or any subsidiary pursuant to agreements under which this corporation has the option to repurchase such shares upon the occurrence of certain events, such as the termination of employment or service, or pursuant to a right of first refusal.
          7. Status of Converted Stock. In the event any shares of Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be cancelled and shall not be issuable by this corporation. The Restated Certificate of Incorporation of this corporation shall be appropriately amended to effect the corresponding reduction in this corporation’s authorized capital stock.
          C. Common Stock.
          1. Rights, Preferences, Privileges and Restrictions of Series A Common Stock. The rights, preferences, privileges and restrictions granted to and imposed on the Series A Common Stock are as set forth below in this Article IV(C)1.
               (a) Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of this corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors. If, following the declaration of dividends in accordance with the terms hereof and the payment in full of all dividends required pursuant to Section 1 of Article IV(B), there shall be insufficient assets legally available for the payment of dividends to the holders of each share of stock upon which a dividend was so declared, then payment shall be made as follows: (i) first to the holders of Preferred Stock and Series A Common Stock ratably in proportion to the number of shares of Series A Common Stock that would be held by each such holder if all shares of Preferred Stock were converted to Series A Common Stock at the then effective Conversion Rate, and (ii) second, following payment in full of all dividends required pursuant to clause (i) above, to the holders of Preferred Stock, Series A Common Stock and Series B Common Stock ratably in proportion to the number of shares of Series A Common Stock that would be held by each such holder if all shares of Preferred Stock were converted to Series A Common Stock at the then effective Conversion Rate and all shares of Series B Common Stock were converted to Series A Common Stock at the rate set forth in Section 2(d)(ii) of Article IV(C).
               (b) Liquidation Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to liquidation preferences, in the event of any Liquidation Event, the holders of shares of Series A Common Stock shall be entitled to receive, prior and in preference to any distribution of Proceeds to the holders of shares of Series B Common Stock by reason of their ownership thereof (and on a pari passu basis with the distribution of Proceeds to the holders of shares of Preferred Stock pursuant to Section 2(b) of Article IV(B)), an amount per share equal to the sum of $0.6298 per share for each share of Series A Common Stock (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like). For the sake of clarity, following the payment of the amounts required pursuant to the first sentence of this Section 1(b), the remaining Proceeds shall be distributed among the holders of shares of Preferred Stock and Common Stock pro rata based on the number of shares of Series A Common Stock held by each assuming full conversion of all such shares of Preferred Stock and Series B Common Stock.
               (c) Redemption. The Series A Common Stock is not redeemable at the option of the holder.
               (d) Voting Rights. The holder of each share of Series A Common Stock shall have the right to one vote for each such share, and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of this corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.
          2. Rights, Preferences, Privileges and Restrictions of Series B Common Stock. The rights, preferences, privileges and restrictions granted to and imposed on the Series B Common Stock are as set forth below in this Article IV(C)2.
               (a) Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Series B Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of this corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.
               (b) Liquidation Rights. Upon the liquidation, dissolution or winding up of this corporation, the assets of this corporation shall be distributed as provided in Section 2 of Article IV(B) hereof and Section 1(b) of Article IV(C) hereof.

               (c) Redemption. The Series B Common Stock is not redeemable at the option of the holder.
               (d) Conversion.
                    (i) Right to Convert. The Series B Common Stock is not convertible into shares of Series A Common Stock at the option of the holder.
                    (ii) Automatic Conversion. Each share of Series B Common Stock shall automatically be converted into one share of Series A Common Stock immediately upon the earlier of: (A) this corporation’s sale of its Common Stock in a firm commitment underwritten public offering under the Securities Act, or (B) the approval of the Board of Directors.
                    (iii) Mechanics of Conversion. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act pursuant to Section 2(d)(ii)(A) of this Article IV(C), the persons entitled to receive the Series A Common Stock upon conversion of the Series B Common Stock shall be deemed to have converted such Series B Common Stock immediately prior to the closing of such sale of securities. If the conversion is pursuant to Section 2(d)(ii)(B) of this Article IV(C), such conversion shall be deemed to have been made on the conversion date provided for in the Board of Directors’ consent or resolution approving such conversion, and the persons entitled to receive shares of Series A Common Stock issuable upon such conversion shall be treated for all purposes as the record holders of such shares of Series A Common Stock as of such date. This corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Common Stock, or to the nominee or nominees of such holder (subject to any restrictions on transfer with respect to such shares arising by the written agreement of this corporation’s stockholders), a certificate or certificates for the number of shares of Series A Common Stock to which such holder shall be entitled as aforesaid.
                    (iv) Reservation of Stock Issuable Upon Conversion. This corporation shall at all times reserve and keep available out of its authorized but unissued shares of Series A Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Common Stock, such number of its shares of Series A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Common Stock; and if at any time the number of authorized but unissued shares of Series A Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Common Stock, in addition to such other remedies as shall be available to the holder of such Series B Common Stock, this corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Series A Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this corporation’s Restated Certificate of Incorporation.
               (e) Voting Rights. The holder of each share of Series B Common Stock shall have the right to one vote for each share of Series A Common Stock into which such

Series B Common Stock could then be converted (assuming the satisfaction of all conditions for such conversion), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Series A Common Stock, and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of this corporation, and shall be entitled to vote, together with holders of Series A Common Stock, with respect to any question upon which holders Series A Common Stock have the right to vote.
          3. Increase or Decrease in Number of Authorized Shares of Common Stock. The number of authorized shares of Common Stock (or any series thereof) may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of this corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.
          4. Status of Converted Series B Common Stock. In the event any shares of Series B Common Stock shall be converted pursuant to Section 2(d) of this Article IV(C), the shares so converted shall be cancelled and shall not be issuable by this corporation. The Restated Certificate of Incorporation of this corporation shall be appropriately amended to effect the corresponding reduction in this corporation’s authorized capital stock.
ARTICLE V
          Except as otherwise provided in this Restated Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of this corporation.
ARTICLE VI
          The number of directors of this corporation shall be determined in the manner set forth in the Bylaws of this corporation.
ARTICLE VII
          Elections of directors need not be by written ballot unless the Bylaws of this corporation shall so provide.
ARTICLE VIII
          Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of this corporation may provide. The books of this corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of this corporation.
ARTICLE IX
          A director of this corporation shall not be personally liable to this corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to this corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the General Corporation Law is amended after approval by the stockholders of this Article IX to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of this corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law as so amended.
          Any repeal or modification of the foregoing provisions of this Article IX by the stockholders of this corporation shall not adversely affect any right or protection of a director of this corporation existing at the time of, or increase the liability of any director of this corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.
ARTICLE X
          This corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.
ARTICLE XI
          To the fullest extent permitted by applicable law, this corporation is authorized to provide indemnification of (and advancement of expenses to) agents of this corporation (and any other persons to which General Corporation Law permits this corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law, subject only to limits created by applicable General Corporation Law (statutory or non-statutory), with respect to actions for breach of duty to this corporation, its stockholders, and others.
          Any amendment, repeal or modification of the foregoing provisions of this Article XI shall not adversely affect any right or protection of a director, officer, agent, or other person existing at the time of, or increase the liability of any director of this corporation with respect to any acts or omissions of such director, officer or agent occurring prior to, such amendment, repeal or modification.
* * *
          THIRD: The foregoing amendment and restatement was approved by the holders of the requisite number of shares of said corporation in accordance with Section 228 of the General Corporation Law.

          FOURTH: That said Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of this corporation’s Restated Certificate of Incorporation, has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law.

          IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this 15th day of November, 2004.

QLIK TECHNOLOGIES INC.
/s/ Måns Hultman
Måns Hultman, President

RESTATED CERTIFICATE OF INCORPORATION
OF
QLIK TECHNOLOGIES INC.
(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware)
          Qlik Technologies Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),
          DOES HEREBY CERTIFY:
          FIRST: That the name of this corporation is Qlik Technologies Inc. and that this corporation was originally incorporated pursuant to the General Corporation Law on September 3, 2004.
          SECOND: That the Board of Directors duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:
          RESOLVED, that the Certificate of Incorporation of this corporation be amended and restated in its entirety as follows:
ARTICLE I
          The name of this corporation is Qlik Technologies Inc.
ARTICLE II
          The address of the registered office of this corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.
ARTICLE III
          The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.
ARTICLE IV
          A. Authorization of Stock. This corporation is authorized to issue two classes of stock to be designated, respectively, common stock and preferred stock. The total number of shares that this corporation is authorized to issue is One Hundred Nineteen Million Two Hundred Fifteen Thousand Three Hundred Seventy-Nine (119,215,379). The total number of shares of common stock authorized to be issued is Seventy-Two Million Four Hundred Ninety-Three Thousand Nine Hundred Fifty-Five (72,493,955), par value $0.0001 per share (the “Common Stock”), all of which are designated as “Series A Common Stock.” The rights, preferences, privileges and restrictions granted to and imposed on the Common Stock are as set forth in Article IV(C). The total number of shares of preferred stock authorized to be issued is Forty-Six Million Seven Hundred Twenty-One Thousand Four Hundred Twenty-Four (46,721,424), par value $0.0001 per share (the “Preferred Stock”), of which Twenty-Six Million Eight Hundred Seventy-Five Thousand One Hundred Forty-Five (26,875,145) shares are designated as “Series AA Preferred Stock” and Nineteen Million Eight Hundred Forty-Six Thousand Two Hundred Seventy-Nine (19,846,279) shares are designated as “Series A Preferred Stock.”
          B. Rights, Preferences and Restrictions of Preferred Stock. The rights, preferences, privileges and restrictions granted to and imposed on the Preferred Stock are as set forth below in this Article IV(B).
          1. Dividend Provisions.
          (a) The holders of shares of Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, on a pari passu basis among each such series and prior and in preference to any declaration or payment of any dividend (payable other than in Series A Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Series A Common Stock of this corporation) on the Series A Common Stock of this corporation, at the applicable Dividend Rate (as defined below), payable when, as and if declared by the Board of Directors. Such dividends shall not be cumulative. The holders of the outstanding Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1 upon the affirmative vote or written consent of the holders of at least sixty percent (60%) of the shares of Preferred Stock then outstanding (voting together as a single class and not as separate series, and on an as-converted to Series A Common Stock basis). For purposes of this subsection 1(a), “Dividend Rate” shall mean $0.0504 per annum for each share of Series AA Preferred Stock and $0.0504 per annum for each share of Series A Preferred Stock (each as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like).
          (b) After payment of such dividends, any additional dividends or distributions shall be distributed among all holders of Series A Common Stock and Preferred Stock in proportion to the number of shares of Series A Common Stock that would be held by each such holder if all shares of Preferred Stock were converted to Series A Common Stock at the then effective Conversion Rate (as defined in subsection 4(a)).
          2. Liquidation Preference.
          (a) In the event of any Liquidation Event (as defined below), either voluntary or involuntary, the holders of each series of Preferred Stock shall be entitled to receive, on a pari passu basis among each such series and prior and in preference to any distribution of the proceeds of such Liquidation Event (the “Proceeds”) to the holders of Series A Common Stock

2

by reason of their ownership thereof, an amount per share equal to the sum of the applicable Original Issue Price (as defined below) for such series of Preferred Stock, plus declared but unpaid dividends on such share. If, upon the occurrence of such event, the Proceeds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire Proceeds legally available for distribution shall be distributed ratably among the holders of the Preferred Stock in proportion to the full preferential amount that each such holder is otherwise entitled to receive under this subsection 2(a). For purposes of this Restated Certificate of Incorporation, “Original Issue Price” shall mean $0.6298 per share for each share of the Series AA Preferred Stock and $0.6298 per share for each share of Series A Preferred Stock (each as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such series of Preferred Stock).
          (b) Upon completion of the distribution required by subsection (a) of this Section 2, all of the remaining Proceeds shall be distributed among the holders of Preferred Stock and Series A Common Stock pro rata based on the number of shares of Series A Common Stock held by each (assuming full conversion of all such Preferred Stock to Series A Common Stock).
          (c) (i) For purposes of this Section 2, a “Liquidation Event” shall include (A) the closing of the sale, transfer or other disposition of all or substantially all of this corporation’s assets (determined on a consolidated basis), (B) the consummation of the merger or consolidation of this corporation or a direct or indirect subsidiary of this corporation with or into another entity (except (1) in the case of this corporation, a merger or consolidation in which the holders of capital stock of this corporation immediately prior to such merger or consolidation continue to hold at least fifty percent (50%) of the voting power of the capital stock of this corporation or the surviving or acquiring entity or (2) in the case of a direct or indirect subsidiary, the consummation of the merger of consolidation of such subsidiary into a wholly-owned direct or indirect subsidiary of this corporation), (C) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than an underwriter of this corporation’s securities), of this corporation’s securities if, after such closing, such person or group of affiliated persons would hold fifty percent (50%) or more of the outstanding voting stock of this corporation (or the surviving or acquiring entity), (D) a liquidation, dissolution or winding up of this corporation or (E) a liquidation, dissolution or winding up of a direct or indirect subsidiary of this corporation that is not approved by the Board of Directors of this corporation, including each of the Preferred Directors (as defined below); provided, however, that a transaction shall not constitute a Liquidation Event if its sole purpose is to change the state of this corporation’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held this corporation’s securities immediately prior to such transaction. Notwithstanding the prior sentence, the sale of shares of Series A Preferred Stock pursuant to that certain Series A Preferred Stock Purchase Agreement between this corporation and certain of its stockholders dated on or about the date hereof shall not be deemed a “Liquidation Event.” The treatment of any particular transaction or series of related transactions as a Liquidation Event may be waived by the vote or written consent of the holders of at least sixty percent (60%) of the outstanding Preferred Stock (voting together as a single class and not as separate series, and on an as-converted to Series A Common Stock basis).

3

               (ii) In any Liquidation Event, if Proceeds received by this corporation or its stockholders is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:
                    (A) Securities not subject to investment letter or other similar restrictions on free marketability covered by (B) below:
                         (1) If traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the twenty (20) trading-day period ending three (3) trading days prior to the closing of the Liquidation Event;
                         (2) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the twenty (20) trading-day period ending three (3) trading days prior to the closing of the Liquidation Event; and
                         (3) If there is no active public market, the value shall be the fair market value thereof, as determined by the Board of Directors of this corporation, including each of the Preferred Directors.
                    (B) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (A) (1), (2) or (3) to reflect the approximate fair market value thereof, as determined by the Board of Directors of this corporation, including each of the Preferred Directors.
                    (C) The foregoing methods for valuing non-cash consideration to be distributed in connection with a Liquidation Event may be superceded by any determination of such value set forth in the definitive agreements governing such Liquidation Event.
               (iii) In the event the requirements of this Section 2 are not complied with, this corporation shall forthwith either:
                    (A) cause the closing of such Liquidation Event to be postponed until such time as the requirements of this Section 2 have been complied with; or
                    (B) cancel such transaction, in which event the rights, preferences and privileges of the holders of the Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 2(c)(iv) hereof.
               (iv) This corporation shall give each holder of record of Preferred Stock written notice of such impending Liquidation Event not later than twenty (20) days prior to the stockholders’ meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of

4

the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 2, and this corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after this corporation has given the first notice provided for herein or sooner than ten (10) days after this corporation has given notice of any material changes provided for herein; provided, however, that subject to compliance with the General Corporation Law such periods may be shortened or waived upon the written consent of the holders of Preferred Stock that represent at least sixty percent (60%) of the voting power of all then outstanding shares of such Preferred Stock (voting together as a single class and not as separate series, and on an as-converted to Series A Common Stock basis).
          3. Redemption. The Preferred Stock is not redeemable at the option of the holder.
          4. Conversion. The holders of the Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):
          (a) Right to Convert. Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Series A Common Stock as is determined by dividing the applicable Original Issue Price for such series by the applicable Conversion Price for such series (the conversion rate for a series of Preferred Stock into Series A Common Stock is referred to herein as the “Conversion Rate” for such series), determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share for each series of Preferred Stock shall be the Original Issue Price applicable to such series; provided, however, that the Conversion Price for the Preferred Stock shall be subject to adjustment as set forth in subsection 4(d).
          (b) Automatic Conversion. Each share of Preferred Stock shall automatically be converted into shares of Series A Common Stock at the Conversion Rate at the time in effect for such series of Preferred Stock immediately upon the earlier of (i) the date specified by written consent or agreement of the holders of at least sixty percent (60%) of the then outstanding shares of Preferred Stock (voting together as a single class and not as separate series, and on an as-converted to Series A Common Stock basis) or (ii) this corporation’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 or Form SB-2 under the Securities Act of 1933, as amended, the public offering price of which was not less than $3.15 per share (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like) and in excess of $30,000,000 in the aggregate (a “Qualified Public Offering”).
          (c) Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to voluntarily convert the same into shares of Series A Common Stock, he or she shall surrender the certificate or certificates therefor, duly endorsed, at the office of this corporation or of any transfer agent for the Preferred Stock, and shall give written notice to this corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Series A Common Stock are to be

5

issued (subject to any restrictions on transfer with respect to such shares arising by the written agreement of this corporation’s stockholders). This corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Series A Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Series A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Series A Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Series A Common Stock upon conversion of the Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities. If the conversion is in connection with Automatic Conversion provisions of subsection 4(b)(i) above, such conversion shall be deemed to have been made on the conversion date described in the stockholder consent or agreement approving such conversion, and the persons entitled to receive shares of Series A Common Stock issuable upon such conversion shall be treated for all purposes as the record holders of such shares of Series A Common Stock as of such date.
          (d) Conversion Price Adjustments of Preferred Stock for Certain Dilutive Issuances, Splits and Combinations. The Conversion Price of the Preferred Stock shall be subject to adjustment from time to time as follows:
               (i) (A) If this corporation shall issue, on or after the date upon which this Restated Certificate of Incorporation is accepted for filing by the Secretary of State of the State of Delaware (the “Filing Date”), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price applicable to a series of Preferred Stock in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for such series in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Series A Common Stock Outstanding (as defined below) immediately prior to such issuance plus the number of shares of Series A Common Stock that the aggregate consideration received by this corporation for such issuance would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Series A Common Stock Outstanding immediately prior to such issuance plus the number of shares of such Additional Stock. For purposes of this Section 4(d)(i)(A), the term “Series A Common Stock Outstanding” shall mean and include the following: (1) outstanding Series A Common Stock, (2) Series A Common Stock issuable upon conversion of outstanding Preferred Stock, (3) Series A Common Stock issuable upon exercise of outstanding stock options (determined on an as-converted to Series A Common Stock basis) and (4) Series A Common Stock issuable upon exercise (and, in the case of warrants to purchase Preferred Stock, conversion) of outstanding warrants (determined on an as-converted to Series A Common Stock basis). Shares described in (1) through (4) above shall be included whether

6

vested or unvested, whether contingent or non-contingent and whether exercisable or not yet exercisable.
                    (B) No adjustment of the Conversion Price for the Preferred Stock shall be made in an amount less than $0.0001 per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (E)(3) and (E)(4), no adjustment of such Conversion Price pursuant to this subsection 4(d)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.
                    (C) In the case of the issuance of Additional Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this corporation for any underwriting or otherwise in connection with the issuance and sale thereof.
                    (D) In the case of the issuance of the Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined by the Board of Directors irrespective of any accounting treatment.
                    (E) In the case of the issuance of options to purchase or rights to subscribe for Series A Common Stock, securities by their terms convertible into or exchangeable for Series A Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for purposes of determining the number of shares of Additional Stock issued and the consideration paid therefor:
                         (1) The aggregate maximum number of shares of Series A Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability or conversion, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 4(d)(i)(C) and (d)(i)(D)), if any, received by this corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Series A Common Stock covered thereby.
                         (2) The aggregate maximum number of shares of Series A Common Stock deliverable upon conversion of, or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights

7

were issued and for a consideration equal to the consideration, if any, received by this corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by this corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 4(d)(i)(C) and 4(d)(i)(D)).
                         (3) In the event of any change in the number of shares of Series A Common Stock deliverable or in the consideration payable to this corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, the Conversion Price of the Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Series A Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.
                         (4) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Series A Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.
                         (5) The number of shares of Additional Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 4(d)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsections 4(d)(i)(E)(3) or (4).
               (ii) “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 4(d)(i)(E)) by this corporation on or after the Filing Date other than:
                    (A) Series A Common Stock issued pursuant to a transaction described in subsection 4(d)(iii) hereof;
                    (B) Series A Common Stock issued to employees, directors, consultants and other service providers for the primary purpose of soliciting or retaining their services pursuant to plans or agreements approved by this corporation’s Board of Directors, including each of the Preferred Directors;
                    (C) Series A Common Stock issued pursuant to a Qualified Public Offering;

8

                    (D) Series A Common Stock issued pursuant to the conversion or exercise of convertible or exercisable securities outstanding on the Filing Date;
                    (E) Series A Common Stock issued in connection with a bona fide business acquisition by this corporation of a bona fide commercial operating entity, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise; or
                    (F) Series A Common Stock issued or deemed issued pursuant to subsection 4(d)(i)(E) as a result of a decrease in the Conversion Price of any series of Preferred Stock resulting from the operation of Section 4(d).
               (iii) In the event this corporation should at any time or from time to time after the Filing Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Series A Common Stock or the determination of holders of Series A Common Stock entitled to receive a dividend or other distribution payable in additional shares of Series A Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Series A Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Series A Common Stock or the Common Stock Equivalents (including the additional shares of Series A Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Preferred Stock shall be appropriately decreased so that the number of shares of Series A Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Series A Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in subsection 4(d)(i)(E).
               (iv) If the number of shares of Series A Common Stock outstanding at any time after the Filing Date is decreased by a combination of the outstanding shares of Series A Common Stock, then, following the record date of such combination, the Conversion Price for the Preferred Stock shall be appropriately increased so that the number of shares of Series A Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.
          (e) Other Distributions. In the event this corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 4(d)(iii), then, in each such case for the purpose of this subsection 4(e), the holders of the Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Series A Common Stock of this corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Series A Common Stock of this corporation entitled to receive such distribution.

9

          (f) Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Series A Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or in Section 2) provision shall be made so that the holders of the Preferred Stock shall thereafter be entitled to receive upon conversion of the Preferred Stock the number of shares of stock or other securities or property of this corporation or otherwise, to which a holder of Series A Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Preferred Stock) shall be applicable after that event as nearly equivalently as may be practicable.
          (g) No Fractional Shares and Certificate as to Adjustments.
               (i) No fractional shares shall be issued upon the conversion of any share or shares of the Preferred Stock and the aggregate number of shares of Series A Common Stock to be issued to particular stockholders, shall be rounded down to the nearest whole share and this corporation shall pay in cash the fair market value of any fractional shares as of the time when entitlement to receive such fractions is determined. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Series A Common Stock and the number of shares of Series A Common Stock issuable upon such conversion.
               (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Preferred Stock pursuant to this Section 4, this corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for such series of Preferred Stock at the time in effect, and (C) the number of shares of Series A Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of a share of Preferred Stock.
          (h) Notices of Record Date. In the event of any taking by this corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, this corporation shall mail to each holder of Preferred Stock, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution, and the amount and character of such dividend or distribution.
          (i) Reservation of Stock Issuable Upon Conversion. This corporation shall at all times reserve and keep available out of its authorized but unissued shares of Series A Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred

10

Stock, such number of its shares of Series A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred Stock; and if at any time the number of authorized but unissued shares of Series A Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, this corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Series A Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Restated Certificate of Incorporation.
          (j) Notices. Any notice required by the provisions of this Section 4 to be given to the holders of shares of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this corporation.
          (k) Waiver of Adjustment to Conversion Price. Notwithstanding anything herein to the contrary, any downward adjustment of the Conversion Price of any series of Preferred Stock may be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of at least sixty percent (60%) of the outstanding shares of Preferred Stock (voting together as a single class and not as separate series, and on an as-converted to Series A Common Stock basis). Any such waiver shall bind all future holders of shares of such series of Preferred Stock.
          5. Voting Rights.
          (a) General Voting Rights. The holder of each share of Preferred Stock shall have the right to one vote for each share of Series A Common Stock into which such Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Series A Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders’ meeting in accordance with the Bylaws of this corporation, and except as provided in subsection 5(b) below with respect to the election of directors by the separate class vote of the holders of Preferred Stock, shall be entitled to vote, together with holders of Series A Common Stock, with respect to any question upon which holders of Series A Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).
          (b) Voting for the Election of Directors. As long as at least Two Million Seven Hundred Thousand (2,700,000) shares of Series AA Preferred Stock are outstanding (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such series of Preferred Stock), the holders of such shares of Series AA Preferred Stock shall be entitled to elect one (1) director of this corporation at any election of directors. As long as at least Two Million (2,000,000) shares of Series A Preferred Stock are outstanding (as adjusted for any stock splits, stock dividends, combinations, subdivisions,

11

recapitalizations or the like with respect to such series of Preferred Stock), the holders of such shares of Series A Preferred Stock shall be entitled to elect two (2) directors of this corporation at any election of directors. The directors elected solely by the holders of the Series A Preferred Stock are collectively referred to herein as the “Preferred Directors”).The holders of Preferred Stock and Common Stock (voting together as a single class and not as separate series, and on an as-converted to Series A Common Stock basis) shall be entitled to elect any remaining directors of this corporation.
          Notwithstanding the provisions of Section 223(a)(1) and 223(a)(2) of the General Corporation Law, any vacancy, including newly created directorships resulting from any increase in the authorized number of directors or amendment of this Restated Certificate of Incorporation, and vacancies created by removal or resignation of a director, may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced; provided, however, that where such vacancy occurs among the directors elected by the holders of a class or series of stock, the holders of shares of such class or series may override the Board’s action to fill such vacancy by (i) voting for their own designee to fill such vacancy at a meeting of this corporation’s stockholders or (ii) written consent, if the consenting stockholders hold a sufficient number of shares to elect their designee at a meeting of the stockholders. Any director may be removed during his or her term of office, either with or without cause, by, and only by, the affirmative vote of the holders of the shares of the class or series of stock entitled to elect such director or directors, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of stockholders, and any vacancy thereby created may be filled by a majority of the holders of that class or series of stock represented at the meeting or pursuant to written consent.
          6. Protective Provisions.
          (a) Separate Vote of Series AA Preferred Stock. So long as at least Two Million Seven Hundred Thousand (2,700,000) shares of Series AA Preferred Stock are outstanding (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such series of Preferred Stock), this corporation shall not (by amendment, merger, consolidation or otherwise) amend this corporation’s Certificate of Incorporation to alter or change the rights, preferences or privileges of the shares of Series AA Preferred Stock so as to affect adversely such shares, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series AA Preferred Stock.
          (b) Separate Vote of Series A Preferred Stock So long as at least Two Million (2,000,000) shares of Series A Preferred Stock are outstanding (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such series of Preferred Stock), this corporation shall not (by amendment, merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least sixty percent (60%) of the then outstanding Series A Preferred Stock:

12

               (i) authorize or issue, or obligate itself to issue, any equity security (including any other security convertible into or exercisable for any such equity security) having a preference over, or being on a parity with, the Series A Preferred Stock;
               (ii) declare or pay any dividend or make any other distribution on shares of capital stock of this corporation;
               (iii) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of Preferred Stock or Series A Common Stock; provided, however, that this restriction shall not apply to the repurchase at cost of shares of Series A Common Stock from employees, officers, directors, consultants or other persons performing services for this corporation or any subsidiary pursuant to agreements under which this corporation has the option to repurchase such shares upon the occurrence of certain events, such as the termination of employment or service or pursuant to a right of first refusal;
               (iv) consummate a Liquidation Event;
               (v) increase or decrease (other than by redemption or conversion) the total number of authorized shares of Preferred Stock or Series A Common Stock or any series thereof;
               (vi) alter or change the rights, preferences or privileges of the shares of any series of Preferred Stock so as to affect adversely the shares;
               (vii) change the authorized number of directors of this corporation;
               (viii) amend this corporation’s Certificate of Incorporation or Bylaws;
               (ix) sell the capital stock of this corporation pursuant to a public offering or listing under the Securities Act of 1933, as amended (or any successor act thereto), or pursuant to the laws, rules or regulations of any other jurisdiction;
               (x) effect any change to the number of shares of Series A Common Stock reserved for issuance under any of this corporation’s equity incentive programs;
               (xi) incur, pledge or guarantee, directly or indirectly, any indebtedness or obligations in excess of $250,000 in the aggregate;
               (xii) authorize or issue, or obligate itself to issue, any equity securities of a direct or indirect subsidiary to any person other than a wholly-owned direct or indirect subsidiary of this corporation; or
               (xiii) cause or permit any direct or indirect subsidiary of this corporation to do any of the foregoing actions or events contemplated by clauses (i) through (xii) hereof (where solely for the purposes of this clause (xiii), “corporation” shall be deemed to be such direct or indirect subsidiary).

13

          (c) Protective Provisions. So long as at least Four Million Seven Hundred Thousand (4,700,000) shares of Preferred Stock are outstanding (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such Preferred Stock), this corporation shall not (by amendment, merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least sixty percent (60%) of the then outstanding shares of Preferred Stock (voting together as a single class and not as separate series, and on an as-converted to Series A Common Stock basis):
               (i) declare or pay any dividend or make any other distribution on shares of capital stock of this corporation; or
               (ii) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of Preferred Stock or Series A Common Stock; provided, however, that this restriction shall not apply to the repurchase at cost of shares of Series A Common Stock from employees, officers, directors, consultants or other persons performing services for this corporation or any subsidiary pursuant to agreements under which this corporation has the option to repurchase such shares upon the occurrence of certain events, such as the termination of employment or service, or pursuant to a right of first refusal.
          7. Status of Converted Stock. In the event any shares of Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be cancelled and shall not be issuable by this corporation. The Restated Certificate of Incorporation of this corporation shall be appropriately amended to effect the corresponding reduction in this corporation’s authorized capital stock.
          C. Common Stock. This corporation is authorized to issue Seventy-Two Million Four Hundred Ninety-Three Thousand Nine Hundred Fifty-Five (72,493,955) shares of Common Stock, all of which are designated as “Series A Common Stock.” The rights, preferences, privileges and restrictions granted to and imposed on the Series A Common Stock are as set forth below in this Article IV.C.
          1. Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of shares of Series A Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of this corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.
          2. Liquidation Rights. Upon the liquidation, dissolution or winding up of this corporation, the assets of this corporation shall be distributed as provided in Section 2 of Article IV.B hereof.
          3. Redemption. The Series A Common Stock is not redeemable at the option of the holder.
          4. Voting Rights. The holder of each share of Series A Common Stock shall have the right to one vote for each such share, and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of this corporation, and shall be entitled to vote upon

14

such matters and in such manner as may be provided by law. The number of authorized shares of Series A Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the capital stock of this corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.
ARTICLE V
          Except as otherwise provided in this Restated Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of this corporation.
ARTICLE VI
          The number of directors of this corporation shall be determined in the manner set forth in the Bylaws of this corporation.
ARTICLE VII
          Elections of directors need not be by written ballot unless the Bylaws of this corporation shall so provide.
ARTICLE VIII
          Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of this corporation may provide. The books of this corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of this corporation.
ARTICLE IX
          A director of this corporation shall not be personally liable to this corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to this corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the General Corporation Law is amended after approval by the stockholders of this Article IX to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of this corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law as so amended.
          Any repeal or modification of the foregoing provisions of this Article IX by the stockholders of this corporation shall not adversely affect any right or protection of a director of this corporation existing at the time of, or increase the liability of any director of this corporation

15

with respect to any acts or omissions of such director occurring prior to, such repeal or modification.
ARTICLE X
          This corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.
ARTICLE XI
          To the fullest extent permitted by applicable law, this corporation is authorized to provide indemnification of (and advancement of expenses to) agents of this corporation (and any other persons to which General Corporation Law permits this corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law, subject only to limits created by applicable General Corporation Law (statutory or non-statutory), with respect to actions for breach of duty to this corporation, its stockholders, and others.
          Any amendment, repeal or modification of the foregoing provisions of this Article XI shall not adversely affect any right or protection of a director, officer, agent, or other person existing at the time of, or increase the liability of any director of this corporation with respect to any acts or omissions of such director, officer or agent occurring prior to, such amendment, repeal or modification.
* * *
          THIRD: The foregoing amendment and restatement was approved by the holders of the requisite number of shares of said corporation in accordance with Section 228 of the General Corporation Law.
          FOURTH: That said Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of this corporation’s Certificate of Incorporation, has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law.

16

          IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this 23rd day of November, 2005.

QLIK TECHNOLOGIES INC.
/s/ Måns Hultman, President
Måns Hultman, President

Signature Page to Qlik Technologies Inc.
Restated Certificate of Incorporation

17

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
QLIK TECHNOLOGIES INC.
     Qlik Technologies Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:
     I. The amendment to the Corporation’s Certificate of Incorporation set forth below was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (“DGCL”) and has been consented to in writing by the holders of outstanding stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted in accordance with DGCL Section 228.
          RESOLVED, that Paragraph A of Article IV of the Certificate of Incorporation of the Corporation is hereby amended by deleting Paragraph A of Article IV in its entirety and inserting in lieu thereof the following:
     “A. Authorization of Stock. This corporation is authorized to issue two classes of stock to be designated, respectively, common stock and preferred stock. The total number of shares that this corporation is authorized to issue is One Hundred Nineteen Million Seven Hundred Thirty-Five Thousand Five Hundred Forty-Three (119,735,543). The total number of shares of common stock authorized to be issued is Seventy-Two Million Seven Hundred Fifty-Four Thousand Thirty-Seven (72,754,037), par value $0.0001 per share (the “Common Stock”), all of which are designated as “Series A Common Stock.” The rights, preferences, privileges and restrictions granted to and imposed on the Common Stock are as set forth in Article IV(C). The total number of shares of preferred stock authorized to be issued is Forty-Six Million Nine Hundred Eighty-One Thousand Five Hundred Six (46,981,506), par value $0.0001 per share (the “Preferred Stock”), of which Twenty-Six Million Eight Hundred Seventy-Five Thousand One Hundred Forty-Five (26,875,145) shares are designated as “Series AA Preferred Stock” and Twenty Million One Hundred Six Thousand Three Hundred Sixty-One (20,106,361) shares are designated as “Series A Preferred Stock.”
          RESOLVED, FURTHER, that Paragraph C of Article IV of the Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph of Paragraph C of Article IV in its entirety and inserting the following in lieu thereof:
     “C. Common Stock. This corporation is authorized to issue Seventy-Two Million Seven Hundred Fifty-Four Thousand Thirty-Seven (72,754,037) shares of Common Stock, all of which are designated as “Series A Common Stock.” The rights, preferences, privileges and restrictions granted to and imposed on the Series A Common Stock are as set forth below in this Article IV.C.”
     II. This amendment was duly adopted in accordance with the provisions of DGCL Section 242.
     III. This amendment will become effective upon filing.
     IN WITNESS WHEREOF, Qlik Technologies Inc. has caused this Certificate of Amendment to Certificate of Incorporation to be executed by an authorized officer, on this 10th day of March, 2006.

QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
	Name:	Måns Hultman
	Title:	President

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
QLIK TECHNOLOGIES INC.
     Qlik Technologies Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:
     I. The amendment to the Corporation’s Certificate of Incorporation set forth below was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (“DGCL”) and has been consented to in writing by the holders of outstanding stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted in accordance with DGCL Section 228.
          RESOLVED, that Paragraph A of Article IV of the Certificate of Incorporation of the Corporation is hereby amended by deleting Paragraph A of Article IV in its entirety and inserting in lieu thereof the following:
     “A. Authorization of Stock. This corporation is authorized to issue two classes of stock to be designated, respectively, common stock and preferred stock. The total number of shares that this corporation is authorized to issue is One Hundred Twenty-Four Million Seven Hundred Thirty-Five Thousand Five Hundred Forty-Three (124,735,543). The total number of shares of common stock authorized to be issued is Seventy-Seven Million Seven Hundred Fifty-Four Thousand Thirty-Seven (77,754,037), par value $0.0001 per share (the “Common Stock”), all of which are designated as “Series A Common Stock.” The rights, preferences, privileges and restrictions granted to and imposed on the Common Stock are as set forth in Article IV(C). The total number of shares of preferred stock authorized to be issued is Forty-Six Million Nine Hundred Eighty-One Thousand Five Hundred Six (46,981,506), par value $0.0001 per share (the “Preferred Stock”), of which Twenty-Six Million Eight Hundred Seventy-Five Thousand One Hundred Forty-Five (26,875,145) shares are designated as “Series AA Preferred Stock” and Twenty Million One Hundred Six Thousand Three Hundred Sixty-One (20,106,361) shares are designated as “Series A Preferred Stock.”
          RESOLVED, FURTHER, that Paragraph C of Article IV of the Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph of Paragraph C of Article IV in its entirety and inserting the following in lieu thereof:
     “C. Common Stock. This corporation is authorized to issue Seventy-Seven Million Seven Hundred Fifty-Four Thousand Thirty-Seven (77,754,037) shares of Common Stock, all of which are designated as “Series A Common Stock.” The rights, preferences, privileges and restrictions granted to and imposed on the Series A Common Stock are as set forth below in this Article IV.C.”
     II. This amendment was duly adopted in accordance with the provisions of DGCL Section 242.
     III. This amendment will become effective upon filing.
          IN WITNESS WHEREOF, Qlik Technologies Inc. has caused this Certificate of Amendment to Certificate of Incorporation to be executed by an authorized officer, on this 20th day of November, 2007.

QLIK TECHNOLOGIES INC.
By:	/s/ Lars Björk
	Name:	Lars Björk
	Title:	President

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
QLIK TECHNOLOGIES INC.
     Qlik Technologies Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:
     I. The amendment to the Corporation’s Certificate of Incorporation set forth below was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (“DGCL”) and has been consented to in writing by the holders of outstanding stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted in accordance with DGCL Section 228.
          RESOLVED, that Paragraph A of Article IV of the Certificate of Incorporation of the Corporation is hereby amended by deleting Paragraph A of Article IV in its entirety and inserting in lieu thereof the following:
     “A. Authorization of Stock. This corporation is authorized to issue two classes of stock to be designated, respectively, common stock and preferred stock. The total number of shares that this corporation is authorized to issue is One Hundred Twenty-Four Million Eight Hundred Thirty-Five Thousand Five Hundred Forty-Three (124,835,543). The total number of shares of common stock authorized to be issued is Seventy-Seven Million Eight Hundred Fifty-Four Thousand Thirty-Seven (77,854,037), par value $0.0001 per share (the “Common Stock”), all of which are designated as “Series A Common Stock.” The rights, preferences, privileges and restrictions granted to and imposed on the Common Stock are as set forth in Article IV(C). The total number of shares of preferred stock authorized to be issued is Forty-Six Million Nine Hundred Eighty-One Thousand Five Hundred Six (46,981,506), par value $0.0001 per share (the “Preferred Stock”), of which Twenty-Six Million Eight Hundred Seventy-Five Thousand One Hundred Forty-Five (26,875,145) shares are designated as “Series AA Preferred Stock” and Twenty Million One Hundred Six Thousand Three Hundred Sixty-One (20,106,361) shares are designated as “Series A Preferred Stock.”
          RESOLVED, FURTHER, that Paragraph C of Article IV of the Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph of Paragraph C of Article IV in its entirety and inserting the following in lieu thereof:
     “C. Common Stock. This corporation is authorized to issue Seventy-Seven Million Eight Hundred Fifty-Four Thousand Thirty-Seven (77,854,037) shares of Common Stock, all of which are designated as “Series A Common Stock.” The rights, preferences, privileges and restrictions granted to and imposed on the Series A Common Stock are as set forth below in this Article IV.C.”
     II. This amendment was duly adopted in accordance with the provisions of DGCL Section 242.
     III. This amendment will become effective upon filing.
          IN WITNESS WHEREOF, Qlik Technologies Inc. has caused this Certificate of Amendment to Certificate of Incorporation to be executed by an authorized officer, on this 20th day of May, 2008.

QLIK TECHNOLOGIES INC.
By:	/s/ Lars Björk
	Name:	Lars Björk
	Title:	President

RESTATED CERTIFICATE OF INCORPORATION
OF
QLIK TECHNOLOGIES INC.
(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware)
          Qlik Technologies Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),
          DOES HEREBY CERTIFY:
          FIRST: That the name of this corporation is Qlik Technologies Inc. and that this corporation was originally incorporated pursuant to the General Corporation Law on September 3, 2004.
          SECOND: That the Board of Directors duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:
          RESOLVED, that the Certificate of Incorporation of this corporation be amended and restated in its entirety as follows:
ARTICLE I
          The name of this corporation is Qlik Technologies Inc.
ARTICLE II
          The address of the registered office of this corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.
ARTICLE III
          The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.
ARTICLE IV
          A. Authorization of Stock. This corporation is authorized to issue two classes of stock to be designated, respectively, common stock and preferred stock. The total number of shares that this corporation is authorized to issue is One Hundred Twenty-Five Million Two Hundred Sixty-Three Thousand Nine Hundred Forty-Three (125,263,943). The total number of shares of common stock authorized to be issued is Seventy-Eight Million Sixty-Eight Thousand Two Hundred Thirty-Seven (78,068,237), par value $0.0001 per share (the “Common Stock”), all of which are designated as “Series A Common Stock.” The rights, preferences, privileges and restrictions granted to and imposed on the Common Stock are as set forth in Article IV(C). The total number of shares of preferred stock authorized to be issued is Forty-Seven Million One Hundred Ninety-Five Thousand Seven Hundred Six (47,195,706), par value $0.0001 per share (the “Preferred Stock”), of which Twenty-Six Million Eight Hundred Seventy-Five Thousand One Hundred Forty-Five (26,875,145) shares are designated as “Series AA Preferred Stock” and Twenty Million Three Hundred Twenty Thousand Five Hundred Sixty-One (20,320,561) shares are designated as “Series A Preferred Stock.”
          B. Rights, Preferences and Restrictions of Preferred Stock. The rights, preferences, privileges and restrictions granted to and imposed on the Preferred Stock are as set forth below in this Article IV(B).
          1. Dividend Provisions.
          (a) The holders of shares of Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, on a pari passu basis among each such series and prior and in preference to any declaration or payment of any dividend (payable other than in Series A Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Series A Common Stock of this corporation) on the Series A Common Stock of this corporation, at the applicable Dividend Rate (as defined below), payable when, as and if declared by the Board of Directors. Such dividends shall not be cumulative. The holders of the outstanding Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1 upon the affirmative vote or written consent of the holders of at least sixty percent (60%) of the shares of Preferred Stock then outstanding (voting together as a single class and not as separate series, and on an as-converted to Series A Common Stock basis). For purposes of this subsection 1(a), “Dividend Rate” shall mean $0.0504 per annum for each share of Series AA Preferred Stock and $0.0504 per annum for each share of Series A Preferred Stock (each as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like).
          (b) After payment of such dividends, any additional dividends or distributions shall be distributed among all holders of Series A Common Stock and Preferred Stock in proportion to the number of shares of Series A Common Stock that would be held by each such holder if all shares of Preferred Stock were converted to Series A Common Stock at the then effective Conversion Rate (as defined in subsection 4(a)).
          2. Liquidation Preference.
          (a) In the event of any Liquidation Event (as defined below), either voluntary or involuntary, the holders of each series of Preferred Stock shall be entitled to receive, on a pari passu basis among each such series and prior and in preference to any distribution of the proceeds of such Liquidation Event (the “Proceeds”) to the holders of Series A Common Stock

2

by reason of their ownership thereof, an amount per share equal to the sum of the applicable Original Issue Price (as defined below) for such series of Preferred Stock, plus declared but unpaid dividends on such share. If, upon the occurrence of such event, the Proceeds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire Proceeds legally available for distribution shall be distributed ratably among the holders of the Preferred Stock in proportion to the full preferential amount that each such holder is otherwise entitled to receive under this subsection 2(a). For purposes of this Restated Certificate of Incorporation, “Original Issue Price” shall mean $0.6298 per share for each share of the Series AA Preferred Stock and $0.6298 per share for each share of Series A Preferred Stock (each as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such series of Preferred Stock).
          (b) Upon completion of the distribution required by subsection (a) of this Section 2, all of the remaining Proceeds shall be distributed among the holders of Preferred Stock and Series A Common Stock pro rata based on the number of shares of Series A Common Stock held by each (assuming full conversion of all such Preferred Stock to Series A Common Stock).
          (c) (i) For purposes of this Section 2, a “Liquidation Event” shall include (A) the closing of the sale, transfer or other disposition of all or substantially all of this corporation’s assets (determined on a consolidated basis), (B) the consummation of the merger or consolidation of this corporation or a direct or indirect subsidiary of this corporation with or into another entity (except (1) in the case of this corporation, a merger or consolidation in which the holders of capital stock of this corporation immediately prior to such merger or consolidation continue to hold at least fifty percent (50%) of the voting power of the capital stock of this corporation or the surviving or acquiring entity or (2) in the case of a direct or indirect subsidiary, the consummation of the merger of consolidation of such subsidiary into a wholly-owned direct or indirect subsidiary of this corporation), (C) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than an underwriter of this corporation’s securities), of this corporation’s securities if, after such closing, such person or group of affiliated persons would hold fifty percent (50%) or more of the outstanding voting stock of this corporation (or the surviving or acquiring entity), (D) a liquidation, dissolution or winding up of this corporation or (E) a liquidation, dissolution or winding up of a direct or indirect subsidiary of this corporation that is not approved by the Board of Directors of this corporation, including each of the Preferred Directors (as defined below); provided, however, that a transaction shall not constitute a Liquidation Event if its sole purpose is to change the state of this corporation’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held this corporation’s securities immediately prior to such transaction. Notwithstanding the prior sentence, the sale of shares of Series A Preferred Stock pursuant to that certain Series A Preferred Stock Purchase Agreement between this corporation and certain of its stockholders dated on or about the date hereof shall not be deemed a “Liquidation Event.” The treatment of any particular transaction or series of related transactions as a Liquidation Event may be waived by the vote or written consent of the holders of at least sixty percent (60%) of the outstanding Preferred Stock (voting together as a single class and not as separate series, and on an as-converted to Series A Common Stock basis).

3

               (ii) In any Liquidation Event, if Proceeds received by this corporation or its stockholders is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:
                    (A) Securities not subject to investment letter or other similar restrictions on free marketability covered by (B) below:
                         (1) If traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the twenty (20) trading-day period ending three (3) trading days prior to the closing of the Liquidation Event;
                         (2) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the twenty (20) trading-day period ending three (3) trading days prior to the closing of the Liquidation Event; and
                         (3) If there is no active public market, the value shall be the fair market value thereof, as determined by the Board of Directors of this corporation, including each of the Preferred Directors.
                    (B) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (A) (1), (2) or (3) to reflect the approximate fair market value thereof, as determined by the Board of Directors of this corporation, including each of the Preferred Directors.
                    (C) The foregoing methods for valuing non-cash consideration to be distributed in connection with a Liquidation Event may be superceded by any determination of such value set forth in the definitive agreements governing such Liquidation Event.
               (iii) In the event the requirements of this Section 2 are not complied with, this corporation shall forthwith either:
                    (A) cause the closing of such Liquidation Event to be postponed until such time as the requirements of this Section 2 have been complied with; or
                    (B) cancel such transaction, in which event the rights, preferences and privileges of the holders of the Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 2(c)(iv) hereof.
               (iv) This corporation shall give each holder of record of Preferred Stock written notice of such impending Liquidation Event not later than twenty (20) days prior to the stockholders’ meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of

4

the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 2, and this corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after this corporation has given the first notice provided for herein or sooner than ten (10) days after this corporation has given notice of any material changes provided for herein; provided, however, that subject to compliance with the General Corporation Law such periods may be shortened or waived upon the written consent of the holders of Preferred Stock that represent at least sixty percent (60%) of the voting power of all then outstanding shares of such Preferred Stock (voting together as a single class and not as separate series, and on an as-converted to Series A Common Stock basis).
          3. Redemption. The Preferred Stock is not redeemable at the option of the holder.
          4. Conversion. The holders of the Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):
          (a) Right to Convert. Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Series A Common Stock as is determined by dividing the applicable Original Issue Price for such series by the applicable Conversion Price for such series (the conversion rate for a series of Preferred Stock into Series A Common Stock is referred to herein as the “Conversion Rate” for such series), determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share for each series of Preferred Stock shall be the Original Issue Price applicable to such series; provided, however, that the Conversion Price for the Preferred Stock shall be subject to adjustment as set forth in subsection 4(d).
          (b) Automatic Conversion. Each share of Preferred Stock shall automatically be converted into shares of Series A Common Stock at the Conversion Rate at the time in effect for such series of Preferred Stock immediately upon the earlier of (i) the date specified by written consent or agreement of the holders of at least sixty percent (60%) of the then outstanding shares of Preferred Stock (voting together as a single class and not as separate series, and on an as-converted to Series A Common Stock basis) or (ii) this corporation’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 or Form SB-2 under the Securities Act of 1933, as amended, the public offering price of which was not less than $3.15 per share (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like) and in excess of $30,000,000 in the aggregate (a “Qualified Public Offering”).
          (c) Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to voluntarily convert the same into shares of Series A Common Stock, he or she shall surrender the certificate or certificates therefor, duly endorsed, at the office of this corporation or of any transfer agent for the Preferred Stock, and shall give written notice to this corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Series A Common Stock are to be

5

issued (subject to any restrictions on transfer with respect to such shares arising by the written agreement of this corporation’s stockholders). This corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Series A Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Series A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Series A Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Series A Common Stock upon conversion of the Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities. If the conversion is in connection with Automatic Conversion provisions of subsection 4(b)(i) above, such conversion shall be deemed to have been made on the conversion date described in the stockholder consent or agreement approving such conversion, and the persons entitled to receive shares of Series A Common Stock issuable upon such conversion shall be treated for all purposes as the record holders of such shares of Series A Common Stock as of such date.
          (d) Conversion Price Adjustments of Preferred Stock for Certain Dilutive Issuances, Splits and Combinations. The Conversion Price of the Preferred Stock shall be subject to adjustment from time to time as follows:
               (i) (A) If this corporation shall issue, on or after the date upon which this Restated Certificate of Incorporation is accepted for filing by the Secretary of State of the State of Delaware (the “Filing Date”), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price applicable to a series of Preferred Stock in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for such series in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Series A Common Stock Outstanding (as defined below) immediately prior to such issuance plus the number of shares of Series A Common Stock that the aggregate consideration received by this corporation for such issuance would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Series A Common Stock Outstanding immediately prior to such issuance plus the number of shares of such Additional Stock. For purposes of this Section 4(d)(i)(A), the term “Series A Common Stock Outstanding” shall mean and include the following: (1) outstanding Series A Common Stock, (2) Series A Common Stock issuable upon conversion of outstanding Preferred Stock, (3) Series A Common Stock issuable upon exercise of outstanding stock options (determined on an as-converted to Series A Common Stock basis) and (4) Series A Common Stock issuable upon exercise (and, in the case of warrants to purchase Preferred Stock, conversion) of outstanding warrants (determined on an as-converted to Series A Common Stock basis). Shares described in (1) through (4) above shall be included whether

6

vested or unvested, whether contingent or non-contingent and whether exercisable or not yet exercisable.
                    (B) No adjustment of the Conversion Price for the Preferred Stock shall be made in an amount less than $0.0001 per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (E)(3) and (E)(4), no adjustment of such Conversion Price pursuant to this subsection 4(d)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.
                    (C) In the case of the issuance of Additional Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this corporation for any underwriting or otherwise in connection with the issuance and sale thereof.
                    (D) In the case of the issuance of the Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined by the Board of Directors irrespective of any accounting treatment.
                    (E) In the case of the issuance of options to purchase or rights to subscribe for Series A Common Stock, securities by their terms convertible into or exchangeable for Series A Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for purposes of determining the number of shares of Additional Stock issued and the consideration paid therefor:
                         (1) The aggregate maximum number of shares of Series A Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability or conversion, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 4(d)(i)(C) and (d)(i)(D)), if any, received by this corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Series A Common Stock covered thereby.
                         (2) The aggregate maximum number of shares of Series A Common Stock deliverable upon conversion of, or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights

7

were issued and for a consideration equal to the consideration, if any, received by this corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by this corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 4(d)(i)(C) and 4(d)(i)(D)).
                         (3) In the event of any change in the number of shares of Series A Common Stock deliverable or in the consideration payable to this corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, the Conversion Price of the Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Series A Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.
                         (4) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Series A Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.
                         (5) The number of shares of Additional Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 4(d)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsections 4(d)(i)(E)(3) or (4).
               (ii) “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 4(d)(i)(E)) by this corporation on or after the Filing Date other than:
                    (A) Series A Common Stock issued pursuant to a transaction described in subsection 4(d)(iii) hereof;
                    (B) Series A Common Stock issued to employees, directors, consultants and other service providers for the primary purpose of soliciting or retaining their services pursuant to plans or agreements approved by this corporation’s Board of Directors, including each of the Preferred Directors;
                    (C) Series A Common Stock issued pursuant to a Qualified Public Offering;

8

                    (D) Series A Common Stock issued pursuant to the conversion or exercise of convertible or exercisable securities outstanding on the Filing Date;
                    (E) Series A Common Stock issued in connection with a bona fide business acquisition by this corporation of a bona fide commercial operating entity, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise; or
                    (F) Series A Common Stock issued or deemed issued pursuant to subsection 4(d)(i)(E) as a result of a decrease in the Conversion Price of any series of Preferred Stock resulting from the operation of Section 4(d).
               (iii) In the event this corporation should at any time or from time to time after the Filing Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Series A Common Stock or the determination of holders of Series A Common Stock entitled to receive a dividend or other distribution payable in additional shares of Series A Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Series A Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Series A Common Stock or the Common Stock Equivalents (including the additional shares of Series A Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Preferred Stock shall be appropriately decreased so that the number of shares of Series A Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Series A Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in subsection 4(d)(i)(E).
               (iv) If the number of shares of Series A Common Stock outstanding at any time after the Filing Date is decreased by a combination of the outstanding shares of Series A Common Stock, then, following the record date of such combination, the Conversion Price for the Preferred Stock shall be appropriately increased so that the number of shares of Series A Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.
          (e) Other Distributions. In the event this corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 4(d)(iii), then, in each such case for the purpose of this subsection 4(e), the holders of the Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Series A Common Stock of this corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Series A Common Stock of this corporation entitled to receive such distribution.

9

          (f) Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Series A Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or in Section 2) provision shall be made so that the holders of the Preferred Stock shall thereafter be entitled to receive upon conversion of the Preferred Stock the number of shares of stock or other securities or property of this corporation or otherwise, to which a holder of Series A Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Preferred Stock) shall be applicable after that event as nearly equivalently as may be practicable.
          (g) No Fractional Shares and Certificate as to Adjustments.
               (i) No fractional shares shall be issued upon the conversion of any share or shares of the Preferred Stock and the aggregate number of shares of Series A Common Stock to be issued to particular stockholders, shall be rounded down to the nearest whole share and this corporation shall pay in cash the fair market value of any fractional shares as of the time when entitlement to receive such fractions is determined. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Series A Common Stock and the number of shares of Series A Common Stock issuable upon such conversion.
               (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Preferred Stock pursuant to this Section 4, this corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for such series of Preferred Stock at the time in effect, and (C) the number of shares of Series A Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of a share of Preferred Stock.
          (h) Notices of Record Date. In the event of any taking by this corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, this corporation shall mail to each holder of Preferred Stock, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution, and the amount and character of such dividend or distribution.
          (i) Reservation of Stock Issuable Upon Conversion. This corporation shall at all times reserve and keep available out of its authorized but unissued shares of Series A Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred

10

Stock, such number of its shares of Series A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred Stock; and if at any time the number of authorized but unissued shares of Series A Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, this corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Series A Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Restated Certificate of Incorporation.
          (j) Notices. Any notice required by the provisions of this Section 4 to be given to the holders of shares of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this corporation.
          (k) Waiver of Adjustment to Conversion Price. Notwithstanding anything herein to the contrary, any downward adjustment of the Conversion Price of any series of Preferred Stock may be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of at least sixty percent (60%) of the outstanding shares of Preferred Stock (voting together as a single class and not as separate series, and on an as-converted to Series A Common Stock basis). Any such waiver shall bind all future holders of shares of such series of Preferred Stock.
          5. Voting Rights.
          (a) General Voting Rights. The holder of each share of Preferred Stock shall have the right to one vote for each share of Series A Common Stock into which such Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Series A Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders’ meeting in accordance with the Bylaws of this corporation, and except as provided in subsection 5(b) below with respect to the election of directors by the separate class vote of the holders of Preferred Stock, shall be entitled to vote, together with holders of Series A Common Stock, with respect to any question upon which holders of Series A Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).
          (b) Voting for the Election of Directors. As long as at least Two Million Seven Hundred Thousand (2,700,000) shares of Series AA Preferred Stock are outstanding (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such series of Preferred Stock), the holders of such shares of Series AA Preferred Stock shall be entitled to elect one (1) director of this corporation at any election of directors. As long as at least Two Million (2,000,000) shares of Series A Preferred Stock are outstanding (as adjusted for any stock splits, stock dividends, combinations, subdivisions,

11

recapitalizations or the like with respect to such series of Preferred Stock), the holders of such shares of Series A Preferred Stock shall be entitled to elect two (2) directors of this corporation at any election of directors. The directors elected solely by the holders of the Series A Preferred Stock are collectively referred to herein as the “Preferred Directors”).The holders of Preferred Stock and Common Stock (voting together as a single class and not as separate series, and on an as-converted to Series A Common Stock basis) shall be entitled to elect any remaining directors of this corporation.
          Notwithstanding the provisions of Section 223(a)(1) and 223(a)(2) of the General Corporation Law, any vacancy, including newly created directorships resulting from any increase in the authorized number of directors or amendment of this Restated Certificate of Incorporation, and vacancies created by removal or resignation of a director, may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced; provided, however, that where such vacancy occurs among the directors elected by the holders of a class or series of stock, the holders of shares of such class or series may override the Board’s action to fill such vacancy by (i) voting for their own designee to fill such vacancy at a meeting of this corporation’s stockholders or (ii) written consent, if the consenting stockholders hold a sufficient number of shares to elect their designee at a meeting of the stockholders. Any director may be removed during his or her term of office, either with or without cause, by, and only by, the affirmative vote of the holders of the shares of the class or series of stock entitled to elect such director or directors, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of stockholders, and any vacancy thereby created may be filled by a majority of the holders of that class or series of stock represented at the meeting or pursuant to written consent.
          6. Protective Provisions.
          (a) Separate Vote of Series AA Preferred Stock. So long as at least Two Million Seven Hundred Thousand (2,700,000) shares of Series AA Preferred Stock are outstanding (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such series of Preferred Stock), this corporation shall not (by amendment, merger, consolidation or otherwise) amend this corporation’s Certificate of Incorporation to alter or change the rights, preferences or privileges of the shares of Series AA Preferred Stock so as to affect adversely such shares, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series AA Preferred Stock.
          (b) Separate Vote of Series A Preferred Stock So long as at least Two Million (2,000,000) shares of Series A Preferred Stock are outstanding (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such series of Preferred Stock), this corporation shall not (by amendment, merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least sixty percent (60%) of the then outstanding Series A Preferred Stock:

12

               (i) authorize or issue, or obligate itself to issue, any equity security (including any other security convertible into or exercisable for any such equity security) having a preference over, or being on a parity with, the Series A Preferred Stock;
               (ii) declare or pay any dividend or make any other distribution on shares of capital stock of this corporation;
               (iii) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of Preferred Stock or Series A Common Stock; provided, however, that this restriction shall not apply to the repurchase at cost of shares of Series A Common Stock from employees, officers, directors, consultants or other persons performing services for this corporation or any subsidiary pursuant to agreements under which this corporation has the option to repurchase such shares upon the occurrence of certain events, such as the termination of employment or service or pursuant to a right of first refusal;
               (iv) consummate a Liquidation Event;
               (v) increase or decrease (other than by redemption or conversion) the total number of authorized shares of Preferred Stock or Series A Common Stock or any series thereof;
               (vi) alter or change the rights, preferences or privileges of the shares of any series of Preferred Stock so as to affect adversely the shares;
               (vii) change the authorized number of directors of this corporation;
               (viii) amend this corporation’s Certificate of Incorporation or Bylaws;
               (ix) sell the capital stock of this corporation pursuant to a public offering or listing under the Securities Act of 1933, as amended (or any successor act thereto), or pursuant to the laws, rules or regulations of any other jurisdiction;
               (x) effect any change to the number of shares of Series A Common Stock reserved for issuance under any of this corporation’s equity incentive programs;
               (xi) incur, pledge or guarantee, directly or indirectly, any indebtedness or obligations in excess of $250,000 in the aggregate;
               (xii) authorize or issue, or obligate itself to issue, any equity securities of a direct or indirect subsidiary to any person other than a wholly-owned direct or indirect subsidiary of this corporation; or
               (xiii) cause or permit any direct or indirect subsidiary of this corporation to do any of the foregoing actions or events contemplated by clauses (i) through (xii) hereof (where solely for the purposes of this clause (xiii), “corporation” shall be deemed to be such direct or indirect subsidiary).

13

          (c) Protective Provisions. So long as at least Four Million Seven Hundred Thousand (4,700,000) shares of Preferred Stock are outstanding (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such Preferred Stock), this corporation shall not (by amendment, merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least sixty percent (60%) of the then outstanding shares of Preferred Stock (voting together as a single class and not as separate series, and on an as-converted to Series A Common Stock basis):
               (i) declare or pay any dividend or make any other distribution on shares of capital stock of this corporation; or
               (ii) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of Preferred Stock or Series A Common Stock; provided, however, that this restriction shall not apply to the repurchase at cost of shares of Series A Common Stock from employees, officers, directors, consultants or other persons performing services for this corporation or any subsidiary pursuant to agreements under which this corporation has the option to repurchase such shares upon the occurrence of certain events, such as the termination of employment or service, or pursuant to a right of first refusal.
          7. Status of Converted Stock. In the event any shares of Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be cancelled and shall not be issuable by this corporation. The Restated Certificate of Incorporation of this corporation shall be appropriately amended to effect the corresponding reduction in this corporation’s authorized capital stock.
          C. Common Stock. This corporation is authorized to issue Seventy-Eight Million Sixty-Eight Thousand Two Hundred Thirty-Seven (78,068,237) shares of Common Stock, all of which are designated as “Series A Common Stock.” The rights, preferences, privileges and restrictions granted to and imposed on the Series A Common Stock are as set forth below in this Article IV.C.
          1. Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of shares of Series A Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of this corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.
          2. Liquidation Rights. Upon the liquidation, dissolution or winding up of this corporation, the assets of this corporation shall be distributed as provided in Section 2 of Article IV.B hereof.
          3. Redemption. The Series A Common Stock is not redeemable at the option of the holder.
          4. Voting Rights. The holder of each share of Series A Common Stock shall have the right to one vote for each such share, and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of this corporation, and shall be entitled to vote upon

14

such matters and in such manner as may be provided by law. The number of authorized shares of Series A Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the capital stock of this corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.
ARTICLE V
          Except as otherwise provided in this Restated Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of this corporation.
ARTICLE VI
          The number of directors of this corporation shall be determined in the manner set forth in the Bylaws of this corporation.
ARTICLE VII
          Elections of directors need not be by written ballot unless the Bylaws of this corporation shall so provide.
ARTICLE VIII
          Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of this corporation may provide. The books of this corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of this corporation.
ARTICLE IX
          A director of this corporation shall not be personally liable to this corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to this corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the General Corporation Law is amended after approval by the stockholders of this Article IX to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of this corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law as so amended.
          Any repeal or modification of the foregoing provisions of this Article IX by the stockholders of this corporation shall not adversely affect any right or protection of a director of this corporation existing at the time of, or increase the liability of any director of this corporation

15

with respect to any acts or omissions of such director occurring prior to, such repeal or modification.
ARTICLE X
          This corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.
ARTICLE XI
          To the fullest extent permitted by applicable law, this corporation is authorized to provide indemnification of (and advancement of expenses to) agents of this corporation (and any other persons to which General Corporation Law permits this corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law, subject only to limits created by applicable General Corporation Law (statutory or non-statutory), with respect to actions for breach of duty to this corporation, its stockholders, and others.
          Any amendment, repeal or modification of the foregoing provisions of this Article XI shall not adversely affect any right or protection of a director, officer, agent, or other person existing at the time of, or increase the liability of any director of this corporation with respect to any acts or omissions of such director, officer or agent occurring prior to, such amendment, repeal or modification.
* * *
          THIRD: The foregoing amendment and restatement was approved by the holders of the requisite number of shares of said corporation in accordance with Section 228 of the General Corporation Law.
          FOURTH: That said Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of this corporation’s Certificate of Incorporation, has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law.

16

          IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this 25th day of September, 2008.

QLIK TECHNOLOGIES INC.
/s/ Lars Björk
Lars Björk, President

Signature Page to Qlik Technologies Inc.
Restated Certificate of Incorporation